                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.    )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CORRECTIONS CORPORATION OF AMERICA
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
                              ------------------

-------------------------------------------------------------------------------

4)  Proposed maximum aggregate value of transaction:

                                                   ----------------------------

5)  Total fee paid:
                  -------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid:
                           ----------------------------------------------------

2)  Form, Schedule or Registration Statement No.:
                                                -------------------------------

3) Filing party:
                ---------------------------------------------------------------

4) Date filed:
              -----------------------------------------------------------------

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   [CCA LOGO]





                                 March __, 1997



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders to be held at 10:00 a.m., local time, on Tuesday, May 13, 1997, at Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee.

     The formal Notice of the meeting, as well as the proxy statement and form of proxy are included with this letter. A copy of the Company's 1996 Annual Report to Stockholders is also enclosed for your review.

     During the meeting, in addition to a discussion of the specific matters to be acted upon at the meeting, which are described in detail in the accompanying proxy statement, there will be a review of the Company's recently completed 1996 fiscal year, a report on the progress of the Company and an opportunity for stockholders to ask management questions of general interest.

     Regardless of the number of shares you own, it is important that your views be represented. Whether or not you plan to attend the meeting in person, I urge you to complete, sign, date and promptly return the enclosed proxy card in the envelope provided. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

     Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

                                        Sincerely,



                                        Doctor R. Crants
                                        Chairman and
                                        Chief Executive Officer

                       CORRECTIONS CORPORATION OF AMERICA
                             102 Woodmont Boulevard
                          Nashville, Tennessee  37205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, MAY 13, 1997

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Corrections Corporation of America (the "Company") will be held at 10:00 a.m., local time, on Tuesday, May 13, 1997, at Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee, for the following purposes:

     (1) To elect a Board of Directors to serve for a term of one (1) year, until the 1998 annual meeting, and until their successors are elected and qualified;

     (2)     To consider and approve amendments to the Company's
             Non-Employee Directors' Stock Option Plan to, among other things, increase the number of shares of the Company's common stock reserved for issuance thereunder from an aggregate of 600,000 shares to an aggregate of 900,000 shares;

     (3) To consider and approve the adoption of an Agreement and Plan of Merger whereby the Company will change its state of incorporation from Delaware to Tennessee pursuant to a "migratory merger" that will merge the Company with and into a newly-formed Tennessee corporation; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record, as shown by the transfer books of the Company, at the close of business on March 18, 1997, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     Your attention is directed to the proxy statement accompanying this Notice of Annual Meeting for more complete information regarding the matters to be presented and acted upon at the Annual Meeting.

     The Board of Directors recommends that you vote FOR the director nominees named in the proxy statement, FOR adoption of each of the amendments to the Company's Non-Employee Directors' Stock Option Plan and FOR adoption of the Agreement and Plan of Merger.

     All stockholders are cordially invited to attend the meeting in person.

                                            By Order of the Board of Directors


                                            Darrell K. Massengale, Secretary
March ___, 1997
Nashville, Tennessee

     YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU CHOOSE TO ATTEND
THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTE AT THE MEETING.

                       CORRECTIONS CORPORATION OF AMERICA
                             102 Woodmont Boulevard
                          Nashville, Tennessee  37205



                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, MAY 13, 1997

     This proxy statement is furnished to stockholders of Corrections Corporation of America (the "Company" or "CCA") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1997 annual meeting of stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on Tuesday, May 13, 1997, at Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee, and at any adjournments or postponements thereof. The mailing address of the principal executive offices of the Company is 102 Woodmont Boulevard, Suite 800, Nashville, Tennessee 37205. The Company is mailing its Annual Report to Stockholders for the year ended December 31, 1996 together with this proxy statement and the enclosed proxy commencing approximately on March 31, 1997, to stockholders entitled to vote at the Annual Meeting.

     The purpose of the Annual Meeting is:

     (1) To elect a Board of Directors to serve for a term of one (1) year, until the 1998 annual meeting, and until their successors are elected and qualified;

     (2) To approve amendments (collectively the "Amendments") to the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to:

          (a) increase the number of shares of the common stock of the Company, par value $1.00 per share (the "Common Stock"), available for issuance under the Directors' Plan from 600,000 shares to 900,000 shares;

          (b) extend the term for which non-employee directors of the Company are to receive stock options by six (6) years;

          (c) allow for the limited transfer of options granted pursuant to the Directors' Plan;

          (d) establish a minimum holding period of six months and one day as a prerequisite to the exercise of options granted pursuant to the Directors' Plan; and

          (e) provide for the amendment of the Directors' Plan at the sole discretion of the Company's Board of Directors.

     (3) To consider and approve the adoption of an Agreement and Plan of Merger (the "Plan of Merger"), whereby the Company will change its state of incorporation from Delaware to Tennessee pursuant to a "migratory merger" that will merge the Company with and into a newly-formed Tennessee corporation (the "Merger"); and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


     When a proxy card is returned properly signed and dated by a stockholder, the shares of Common Stock, represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder returns a properly executed proxy card but does not mark the boxes located on the card and does not revoke such proxy prior to the Annual Meeting, the shares of Common Stock represented thereby will be voted (i) FOR the election as directors of the Company of the nominees listed in this proxy statement; (ii) FOR the approval of each of the Amendments and (iii) FOR the approval of the adoption of the Plan of Merger. An executed proxy card submitted by a stockholder will not affect his or her right to attend, and to vote in person at, the Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at or before the time and date of the Annual Meeting, by executing a proxy bearing a later date and delivering it to the Secretary of the Company at or before the time and date of the Annual Meeting or by attending the Annual Meeting and voting in person.

     Only stockholders of record at the close of business on March 18, 1997
(the "Record Date") are entitled to notice of, and to vote at, the meeting or any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company's principal executive offices. At the Record Date, 75,809,104 shares of the Company's Common Stock were outstanding. Each share of Common Stock entitles the owner to one vote. A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting.

     Under Delaware law, directors are elected by the affirmative vote, in person or by proxy, of a plurality of the shares entitled to vote in any election at a meeting at which a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than another person or persons, if any, nominated for the same seat on the Board. Accordingly, votes withheld from director nominees, abstentions and broker-non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote. Stockholders do not have cumulative voting rights with respect to the election of directors.

     Approval of the Amendments, the Plan of Merger and any other matter that may properly come before the Annual Meeting requires the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock represented and entitled to vote thereon at the Annual Meeting. Abstentions will have the same effect as votes cast against the approval of the Amendments, the Plan of Merger, or any other matter to properly come before the Annual Meeting or any adjournment thereof; however, broker-non-votes will have no effect on the outcome of such matters.

     The cost of soliciting proxies by the Board of Directors will be borne by the Company. Such solicitation will initially be made by mail. The
Company has retained Corporate Communications, Inc., to assist in the solicitation of proxies. It is estimated that Corporate Communications' fees and expenses will be approximately $5,000, plus all out-of-pocket costs and expenses. In addition, such solicitation may be made personally or by telephone by directors, officers and employees of the Company, none of whom will receive additional compensation for these services. Forms of proxies and proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of shares of Common Stock. The Company will reimburse such parties for the reasonable out-of-pocket expenses incurred in connection with such distribution.


                     PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Bylaws of the Company presently provide that the Board of Directors shall consist of not less than three members, and that the actual number of directors comprising the Board of Directors shall be determined from time to time by the vote of two-thirds of the entire Board of Directors. The current Board of Directors has determined that the number of directors shall be set at seven and that seven directors shall be elected at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term of one (1) year, until the 1998 annual meeting, subject to the provisions of the Bylaws, and until his successor is duly elected and qualified. The names of the individuals nominated for election as directors, all of whom are presently directors of the Company, together with certain information concerning such individuals, are set forth below.

                             NOMINEES FOR DIRECTORS

     WILLIAM F. ANDREWS (age - 65) has served as a director of the Company since 1986. Mr. Andrews currently serves as the Chairman of Schrader, Inc., a manufacturing company and Chairman of Scovill Fasteners. From January 1992 through December 1994, he was Chairman, President and Chief Executive Officer of Amdura Corporation and Chairman of Utica Corp., both of which are manufacturing companies. From April 1990 through January 1992, he served as the President and Chief Executive Officer of UNR Industries, Inc., a diversified steel processor. From September 1989 to March 1990, Mr. Andrews was President of Massey Investment Company, a private investment company. Mr. Andrews serves as a director of Navistar International Corporation, Southern New England Telephone Company, Johnson Control Corporation, Katy Industries, Northwestern Steel and Wire Company, Black Box Corporation and Process Technology Holdings. Mr. Andrews was elected to the Board of Directors pursuant to the Consulting Agreement between the Company and Massey Burch Investment Group, Inc. (1)(2)

     SAMUEL W. BARTHOLOMEW, JR. (age - 52) has served as a director of the Company since June 1991. Mr. Bartholomew is a founder and Chairman of the Nashville law firm of Stokes & Bartholomew, P.A., which serves as general counsel to the Company. Mr. Bartholomew is a member of the Nashville and Tennessee Bar Associations, and was installed as a Fellow in both the Tennessee and Nashville Bar Foundations. He also serves on the Board of SunTrust National Bank in Nashville and American Corporate Literature, Inc. and has served as a Presidential Board Appointment to the Federal National Mortgage Association (FANNIE MAE). He currently serves as Tennessee Chairman of the U.S. Olympic Committee and is active on the board of numerous civic organizations. Mr. Bartholomew graduated from the United States Military Academy at West Point in 1966 and received a Doctor of Jurisprudence degree, Order of the Coif, from Vanderbilt University School of Law in 1973, where he subsequently chaired the Dean's Council and taught seminars on Corporate Strategy and Business Law.
(1)(2)

     THOMAS W. BEASLEY (age - 54), a founder of the Company, was elected Chairman Emeritus of the Board of Directors of the Company in June 1994. From June 1987 to June 1994, he served as Chairman of the Board. Mr. Beasley served as President of the Company from January 1983 to June 1987. He has served as a director since 1983. Mr. Beasley is currently President of Dixon Springs Investments, Inc., a private real estate investment company. From 1974 through 1978, Mr. Beasley served as Chairman of the Tennessee Republican Party, and he continues to be active in Tennessee politics. Mr. Beasley graduated from the United States Military Academy at West Point in 1966 and received a Doctor of Jurisprudence degree from Vanderbilt University School of Law in 1973.

     DOCTOR R. CRANTS (age - 52), a founder of the Company, was elected Chief Executive Officer and Chairman of the Board of the Company in June 1994. From June 1987 to June 1994, he served as President, Chief Executive Officer and Vice Chairman of the Board of Directors of the Company. From January 1983 through June 1987, Mr. Crants served as Secretary and Treasurer of the Company. He has served as a director of the Company since 1983. Mr. Crants graduated from the United States Military Academy at West Point in 1966, and received joint
Masters in Business Administration and Juris Doctor degrees from the Harvard Business School and Harvard Law School, respectively, in 1974.

     JEAN-PIERRE CUNY (age - 42) has served as a director of the Company since July 1994. Mr. Cuny serves as the Senior Vice President of The Sodexho Group, a French based, leading supplier of catering and various other services to institutions. From February 1982 to June 1987, he served as Vice President in charge of Development for the aluminum semi-fabricated productions division of Pechiney, a diversified aluminum and other materials integrated producer. Mr. Cuny graduated from Ecole Polytechnique in Paris in 1977 and from Stanford University Engineering School in 1978. Mr. Cuny was elected to the Board of Directors pursuant to the Securities Purchase Agreement between the Company and Sodexho S.A., of which The Sodexho Group is an affiliate.

JOSEPH F. JOHNSON, JR. (age - 46) has served as a director of the Company since May 1996. He serves as Chairman and CEO of The Johnson Companies, a group of closely held companies involved in government relations and corrections, which includes Johnson & Associates, a government relations and consulting firm. In 1994, Mr. Johnson founded National Corrections & Rehabilitation Corporation (NCRC), a correctional services company, which specializes in providing education, vocational training, substance abuse treatment and medical care programs to inmates. In 1992, Mr. Johnson served as National Campaign Manager and political advisor to Virginia Governor Douglas Wilder. In 1994, Mr. Johnson served as District of Columbia Council member John Ray's top political strategist. Mr. Johnson served as Secretary of Health under New Mexico Governor Tony Anaya in the mid-1980's and as Executive Director of Reverend Jesse Jackson's Rainbow Coalition in the late 1980's. Mr. Johnson graduated from New Mexico State University, where he received a B.A. in Political Science in 1974 and a M.A. in Public Administration in 1976.

     R. CLAYTON MCWHORTER (age - 63) has served as a director of the Company since May 1996. He served as Chairman of Columbia/HCA Healthcare Corporation from April 1995 to May 9, 1996. Mr. McWhorter remains a member of the Board of Directors of Columbia/HCA and is currently the Chairman of the Board of LifeTrust America, L.L.C., a start-up company engaged in the assisted living business. He is also a principal in Clayton Associates, a limited liability company, which provides venture capital to start-up companies. In September 1987, Mr. McWhorter participated in the formation of HealthTrust, Inc. and served as its Chairman, President and Chief Executive Officer until its merger with Columbia/HCA in April 1995. Mr. McWhorter is a director of SunTrust National Bank in Nashville, Ingram Industries, Inc., the Metropolitan Nashville Airport Authority and the YMCA. He is also a member of the Board of Trustees for The University of Tennessee, the Board of the Foundation for State Legislatures, the Nashville Area Chamber of Commerce and Partnership 2000, and the Advisory Board of the YWCA.

From 1951 through 1952, Mr. McWhorter attended the University of Tennessee, Knoxville, pre-pharmacy program and earned his B.S. degree in Pharmacy in 1955 from Samford University in Birmingham, Alabama. Belmont University in Nashville has named Mr. McWhorter a distinguished professor of entrepreneurship at its Jack C. Massey Graduate School of Business where he will help develop a program that will prepare graduates to work in health administration and assist in the development of an entrepreneurial resource center for small businesses.
(1)(2)

     The information given in this Proxy Statement concerning the nominees is based upon statements made or confirmed to the Company by or on behalf of such nominees, except to the extent certain information appears in the Company's records. Directors' ages are given as of March 1, 1997.

----------

(1)     Member of the Compensation Committee, of which William F. Andrews is
        Chairman.
(2) Member of the Audit Committee, of which Samuel W. Bartholomew, Jr. is Chairman.

     SHARES OF COMMON STOCK OF THE COMPANY COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED ON THE PROXY. The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director. However, in the event that one or more nominees are unable or unwilling to accept or are unavailable to serve, the persons named in the proxies or their substitutes will have authority, according to their judgment, to vote, or refrain from voting, for other individuals as directors.

             CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During 1996, the Board of Directors of the Company held one regular meeting and five special meetings. Each director attended 75% or more of the aggregate number of meetings held by the Board and its committees on which he served.

     The Company has an Audit Committee and a Compensation Committee.  The
Audit Committee consists of Messrs. Andrews, Bartholomew and McWhorter and is responsible for making recommendations to the Board for the selection and remuneration of independent auditors to audit the Company's annual financial statements. The Audit Committee also reviews (i) the results and findings of audits performed by the independent auditors; (ii) the Company's systems of internal accounting controls and significant accounting policies; and (iii) the nature of nonaudited services performed by the independent auditors. During 1996, the Audit Committee met twice.

     The Compensation Committee consists of Messrs. Andrews, Bartholomew and McWhorter and is responsible for reviewing the compensation of the Chief Executive Officer and other officers and key management of the Company and for making recommendations thereof to the Board. The Compensation Committee is also responsible for administering the Company's stock option plans and employee stock ownership plan. In carrying out such responsibilities, the Compensation Committee reviews the salaries and benefits of key employees and recommends performance targets under the Company's bonus plan. During 1996, the Compensation Committee met once.

     The Board also has a Nominating Committee whose members are Messrs.
Beasley and Crants. The Nominating Committee is responsible for recommending to the Board suitable persons for election as directors of the Committee. The Nominating Committee will consider nominees recommended by stockholders provided that the names of such persons are submitted no later than the date established for the submission of stockholder proposals for action at the Company's next annual meeting of stockholders. See "Stockholder Proposals." During 1996, the Nominating Committee met twice.

                             DIRECTORS COMPENSATION

     No compensation is paid to executive officers of the Company for services rendered in their capacities as directors. Each non-employee director is entitled to receive a fee of $1,000 for attendance at each meeting of the Board and a fee of $500 for attendance at each meeting of any committee of the Board on which he serves. An additional fee of $250 is paid to the chairman of each committee for each committee meeting he chairs. In addition to receiving directors' fees, all non-employee directors are reimbursed for expenses incurred in connection with their attendance at meetings of the Board or any of its committees.

     Non-employee directors are also entitled to participate in the Company's Non-Employee Directors' Stock Option Plan. See "Proposal 2 -- Approval of Amendments to Company's Non-Employee Directors' Stock Option Plan".

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS AND OFFICERS

     The following table sets forth, as of the Record Date, the number of shares of the Company's Common Stock beneficially owned by (a) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (b) each director or nominee for director of the Company, (c) the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") and (d) all of the Company's directors and executive officers, as a group. In October 1995, the Company authorized a 2-for-1 stock split on its Common Stock, effective October 31, 1995. The stock split was paid in the form of a one-share dividend for every share of Common Stock held by stockholders of record on October 16, 1995. In June 1996, the Company authorized a 2-for-1 stock split on its Common Stock, effective July 2, 1996. The stock split was paid in the form of a one-share dividend for every share of Common Stock held by stockholders of record on June 19, 1996. All references herein to the Common Stock are on a post-split basis.

                                                            Common Stock                Percent
 Name                                                  Beneficially Owned (1)          of Class(2)
 ----                                                  ----------------------          -----------
 Sodexho S.A. ("Sodexho")                              13,976,209(3)                   16.3%

 Zweig-DiMenna Partners, L.P. ("Zweig-DiMenna")         3,917,000(4)                    5.2%

 Thomas W. Beasley                                      2,905,746(5)                    3.8%

 Doctor R. Crants                                       1,789,287(6)                    2.3%

 William F. Andrews                                       275,332(7)                     *

 Samuel W. Bartholomew, Jr.                               207,400(8)                     *

 Jean-Pierre Cuny                                          30,000(9)                     *

 Joseph F. Johnson, Jr.                                       -0-                        *

 R. Clayton McWhorter                                       1,000                        *

 David L. Myers                                           194,164(10)                    *

 Darrell K. Massengale                                    156,138(11)                    *

 Gay E. Vick, III                                         137,542(12)                    *

 All officers and directors as a group                  6,216,314(13)                   7.9%
 (17 persons)
---------------------

 *      Represents beneficial ownership of less than 1% of Common Stock

 (1) Includes shares as to which such person directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shares of Common Stock underlying options and warrants to purchase Common Stock, which are exercisable within sixty days after the Record Date, are deemed to be outstanding for the purpose of computing the outstanding Common Stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

 (2)    Based upon 75,809,104 shares of Common Stock issued and outstanding.

 (3) Sodexho's address is 3 avenue Newton, 78180 Montigny-le-Bretonneux, France. Includes 2,725,807 shares of Common Stock issuable upon conversion of certain convertible notes; 4,400,000 shares issuable upon conversion of certain warrants, 30,000 shares issuable upon the exercise of certain options issued to Mr. Cuny and transferred to Sodexho and approximately 2,930,402 shares issuable upon conversion of certain convertible subordinated notes which Sodexho will purchase pursuant to a forward contract with the Company. Such information is based solely on the Schedule 13D filed by Sodexho with the Securities and Exchange Commission (the "Commission") in April 1996. See "Certain Relationships and Related Transactions."

 (4) Zweig-DiMenna's address is 900 Third Avenue, New York, New York 10022. The shares of Common Stock deemed to be beneficially owned by Zweig-DiMenna include: 879,000 shares owned by Zweig-DiMenna Partners, L.P., with respect to which it has sole voting and investment power; 1,936,400 shares owned by Zweig-DiMenna International Limited, with respect to which it has sole voting and investment power; 438,800 shares owned by Zweig-DiMenna International Managers, Inc. on behalf of a discretionary account, with respect to which it has sole voting and investment power; 453,400 shares owned by Zweig-DiMenna Special Opportunities, L.P., with respect to which it has sole voting and investment power; and 209,400 shares owned by Gotham Advisors, Inc. on behalf of adiscretionary account, with respect to which it has sole voting and investment power. Such information is derived solely from Amendment No. 2 to the Schedule 13D filed with the Commission, dated February 14, 1997, filed by Zweig-DiMenna Partners, L.P., Zweig-DiMenna International Limited, Zweig-DiMenna International Managers, Inc., on behalf of a discretionary account, Zweig-DiMenna Special Opportunities, L.P., and Gotham Advisors, Inc., on behalf of a discretionary account with the Commission.

 (5) Mr. Beasley's address is Route 2, Box 305, Burns, Tennessee 37029. Includes 60,000 shares issuable upon the exercise of options, 4,000 shares owned by Mr. Beasley's wife, 29,298 shares allocated to Mr. Beasley pursuant to the Company's Amended and Restated Employee Stock Ownership Plan (the "ESOP"), 717,540 shares issuable upon the exercise of Warrants (as hereinafter defined), 400 shares issuable upon the exercise of Warrants owned by Mr. Beasley's wife, and 1,228,720 shares held in a grantor retained annuity trust for which Mr. Beasley serves as trustee.

 (6) Includes 400,000 shares issuable upon the exercise of options, 48,350 shares allocated to Mr. Crants pursuant to the ESOP and 199,880 shares issuable upon the exercise of Warrants. Does not include 6,400 shares held in trust for Mr. Crants' children and 13,280 shares issuable upon the exercise of Warrants held in trust for Mr. Crants' children, beneficial ownership of which is disclaimed.

 (7) Includes 178,000 shares issuable upon the exercise of options and 8,000 shares owned of record by children of Mr. Andrews.

 (8) Includes 150,000 shares issuable upon the exercise of options and 9,000 shares owned by minor children of Mr. Bartholomew.

 (9) Mr. Cuny serves as the Senior Vice President of The Sodexho Group, an affiliate of Sodexho. Mr. Cuny beneficially owns 30,000 shares issuable upon the exercise of options. Does not include 13,976,209 shares beneficially held by Sodexho.

 (10) Includes 174,400 shares issuable upon the exercise of options, 800 shares owned by children of Mr. Myers, 80 shares issuable upon the exercise of Warrants, 160 shares issuable upon the exercise of Warrants owned by children of Mr. Myers and 18,324 shares allocated to Mr. Myers pursuant to the ESOP.

 (11) Includes 129,600 shares issuable upon the exercise of options, 280 shares owned jointly by Mr. Massengale and his wife and 14,258 shares allocated to Mr. Massengale pursuant to the ESOP.

 (12) Includes 120,400 shares issuable upon the exercise of options, 2,400 shares issuable upon the exercise of Warrants and 12,320 shares allocated to Mr. Vick pursuant to the ESOP.

 (13) Includes an aggregate of 2,456,396 shares issuable upon exercise of options and warrants and 215,868 shares allocated to directors and executive officers pursuant to the ESOP.

     In September 1992, the Company issued a warrant dividend to its holders of Common Stock by distributing one warrant for every five outstanding shares of common stock held on the record date (the "Warrants"). The Warrants expire on September 14, 1997 and are convertible into four shares of Common Stock at an exercise price of $8.50. An aggregate of 3,252,244 shares of Common Stock currently are issuable upon exercise of the Warrants.

                                   MANAGEMENT

     Except as otherwise described under "Management - Employment Agreement" herein, the executive officers of the Company are elected annually by the Board of Directors following the annual meeting of stockholders to serve one-year terms and until their successors are elected and qualified. Biographical information concerning those executive officers of the Company who are also directors of the Company is set forth under "Election of Directors" in this proxy statement. Biographical information concerning all other executive officers of the Company is set forth below.


NAME                        AGE         POSITION
Doctor R. Crants            52          Chairman of the Board; Chief Executive Officer;
                                        Director

Thomas W. Beasley           54          Chairman Emeritus of the Board; Director

David L. Myers              53          President

Darrell K. Massengale       36          Chief Financial Officer; Secretary and Treasurer;
                                        Vice President, Finance

Gay Etheridge Vick, III     49          Vice President, International Operations and
                                        Managing Director, CCA International

Charles A. Blanchette, Jr.  46          Vice President, Operations

Dennis E. Bradby            47          Vice President, Education Services

Linda G. Cooper             46          Vice President, Legal Affairs

Susan Hart                  36          Vice President, Communications

Peggy W. Lawrence           41          Vice President, Investor Relations

John D. Rees                50          Vice President, Business Development

Linda A. Staley             52          Vice President, Project Development


     DAVID L. MYERS became President of the Company in June 1994.  From
December 1986 to June 1994, he served as Vice President, Facility Operations of the Company. From September 1985 to December 1986, he served as Administrator of the Company's Bay County, Florida facility. From 1968 to 1985, Mr. Myers was employed with the Texas Department of Corrections, starting as a corrections officer in 1968 and progressing in 1973 to warden of a maximum security prison. He graduated from Sam Houston State University in 1969.

     DARRELL K. MASSENGALE joined the Company in February 1986 and in March
1991 became its Vice President, Finance, Secretary, and Treasurer. In June 1994, he was also elected Chief Financial Officer of the Company. From February 1986 to March 1991, Mr. Massengale served as Controller of the Company. He is a certified public accountant who was employed by the accounting firm of KPMG
Peat Marwick from 1982 through 1986. Mr. Massengale graduated from Middle Tennessee State University in 1982 and became a certified public accountant in 1985.

     GAY ETHERIDGE VICK, III was elected Vice President and Managing Director of the Company's International Operations in June 1994. From January 1987 to June 1994, he served as Vice President, Project Development for the Company. From April 1984 to December 1986, Mr. Vick served as Vice President, Design and Construction. From April 1983 to April 1984, he served as President of Vick and Harris, Ltd., where he masterplanned correctional and detention facilities. Mr. Vick graduated from Virginia Tech in 1970.

     CHARLES A. BLANCHETTE was elected Vice President, Operations of the
Company in November 1996. In 1995, Mr. Blanchette was appointed Director of Facility Start-Up for the Company and in 1996 was named Division Coordinator in the Operations Department. Prior to his move to the corporate office, Mr. Blanchette directed successful start-ups of the Leavenworth Detention Center in 1992 and Central Arizona Detention Center in 1994. From 1987 to 1995, he served as warden for a number of the Company's correctional facilities. Prior to joining the Company in 1987, Mr. Blanchette worked for 16 years with the Texas Department of Corrections. Mr. Blanchette graduated from Alvin Community
College in Texas in 1974 and received specialized training from Texas A&M University, the National Institute of Justice and the Federal Bureau of Investigation.

     DENNIS E. BRADBY has served as Vice President, Education Services of the Company since June 1991. From April 1986 through June 1991, Mr. Bradby served as the Company's Vice President, Operational Support Systems. From January 1986 through April 1986, Mr. Bradby served as the Facility Administrator of the Company's Silverdale facility and, from March 1984 through January 1986, as the Facility Administrator of the Company's Houston Immigration Detention facility. He served as Regional Manager of the Virginia State Department of Corrections from 1977 through March 1984 and as the Assistant Superintendent of that department from 1974 through 1978. Mr. Bradby also served as Assistant Superintendent of the Juvenile Detention Facility in Norfolk, Virginia from 1973 through 1974. Mr. Bradby graduated from Norfolk State University in 1972.

     LINDA G. COOPER joined the Company in April 1987 as Senior Legal
Counsel. In May 1988, she was elected Assistant Secretary for the Company and in January 1989 became its Vice President, Legal Affairs. From December
1981 to March 1987, she served as Staff Attorney and then Deputy General Counsel for the Kentucky Corrections Cabinet. Ms. Cooper received a Juris Doctor degree from the University of Kentucky in 1979.

     SUSAN HART was elected Vice President, Communications in June 1996. From 1993 to 1996, she served as Director, Communications of the Company. From 1989 to 1993, she served as Director of Public Relations for the American Red Cross Blood Services. Ms. Hart graduated from Auburn University in 1981 with a major in Communications and became an accredited public relations practitioner in 1990.

     PEGGY W. LAWRENCE was elected Vice President, Investor Relations of the Company in June 1995. From June 1989 to June 1995, she served as Vice President, Communications for the Company and from March 1987 to June 1989, she served as the Company's Director of Communications. From January 1985 to March 1987, she served as an account executive for Dye, Van Mol and Lawrence Public Relations. From January 1980 to January 1985, Ms. Lawrence served as Vice President, Research at Morgan Keegan & Co., an investment banking firm. Ms. Lawrence graduated from the University of Tennessee at Knoxville in 1977 and became a Chartered Financial Analyst in 1984.

     JOHN D. REES was elected Vice President, Business Relations for the Company in June 1994. From 1969 until 1986, when he joined the Company, Mr. Rees served as warden of the Kentucky State Reformatory. Mr. Rees holds a Bechelor of Arts degree from the University of Kentucky, with majors in criminology, correctional administration and sociology, and a Master of Science degree from Florida State University.

     LINDA A. STALEY was elected Vice President, Project Development for the Company in June 1994. She joined the Company in 1985 as Director, Project Development. Prior to joining the Company, Ms. Staley spent 18 years working for federal governmental agencies, including the Department of Justice and the Immigration and Naturalization Service in the contracting and procurement field. Ms. Staley attended Wayne State College, where she studied business administration.

EMPLOYMENT AGREEMENT

     The Company currently has an employment agreement with Mr. Crants which expires on September 28, 1997. The agreement provides that Mr. Crants base salary is subject to increase at the discretion of the Compensation Committee. In 1996, Mr. Crants' salary was increased to $344,230. The agreement also provides for bonus compensation based on Mr. Crants' performance, which may be awarded at the discretion of the Compensation Committee. The agreement also provides that if Mr. Crants' employment is terminated for certain specified reasons, he will receive a salary equal to one-half of the amount of his salary at the time he is terminated through the remaining term of the agreement. The Company has no other employment agreements with any of its executive officers.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid or accrued by the Company during the three fiscal years ended December 31, 1994, 1995 and 1996 to those persons who, as of December 31, 1996, were the Named Executive Officers.

                                      Annual Compensation                                Long Term Compensation
                           ----------------------------------------       ----------------------------------------------------
                                                                                  Awards (1)                Payouts
                                                                          ------------------------    ------------------------
                                                                                        Securities
           Name and                                                       Restricted    Underlying
         Principal                                      Other Annual       Stock         Options/      LTIP       All Other
          Position         Year    Salary    Bonus      Compensation      Award(s)         SARs       Payouts   Compensation(2)
         ---------         ----    ------    -----      ------------     -----------    -----------   -------   --------------

 Doctor R. Crants          1996    $344,230     0          0                 0           30,000        0        $7,350
 Chairman of  the Board    1995    $313,461     0          0             $2,370,000(1)   70,000        0        $7,350
 and Chief Executive       1994    $275,000  $155,375   $58,429(3)           0             0           0        $7,350
 Officer

 Thomas W. Beasley         1996    $175,000     0          0                 0             0           0        $4,750
 Chairman Emeritus         1995    $175,000     0          0                 0             0           0        $4,625
                           1994    $175,000  $15,313       0                 0             0           0        $4,100

 David L. Myers            1996    $190,206     0          0                 0           12,000        0        $4,750
 President                 1995    $153,715     0          0             $1,000,000(1)   60,000        0        $4,675
                           1994    $113,223  $9,375        0                 0             0           0        $3,651

 Darrell K. Massengale     1996    $161,140     0          0                 0           12,000        0        $6,540
 Chief Financial Officer,  1995    $126,487     0          0             $300,000(1)     40,000        0        $4,682
 Secretary, Treasurer and  1994    $105,863  $8,250        0                 0             0           0        $3,662
 Vice President, Finance

 Gay E. Vick, III          1996    $107,827     0          0                 0            6,000        0        $2,860
 Vice President;           1995    $102,965     0          0                 0           20,000        0        $3,902
 Managing Director         1994    $ 95,397  $7,211        0                 0             0           0        $3,554
 International Operations




(1) The Company does not currently maintain a formal "Long Term Incentive Plan." The Company has entered into agreements to issue Deferred Stock to the executive officers listed above in accordance with the Company's 1988 Stock Bonus Plan. Generally, under the terms of the agreements with the executives, the deferred shares do not vest until the earliest of the following dates: (i) 10 years after the date the shares are awarded to the executive;
(ii) in the event of the death or disability of such executive; or (iii) in the event of a change in control of the Company as defined in the Deferred Stock Bonus Agreements. Prior to vesting, the deferred shares will carry no voting or dividend rights. The values set forth in the table above are as of the date of grant.

(2) Amounts represent Company contributions to the ESOP, as calculated on December 31 of each year.

(3)  This amount reflects a gross-up for tax reimbursement.

                             OPTION GRANTS IN 1996

     The following table sets forth information concerning options to purchase shares of the Company's Common Stock granted in 1996 to those persons who, as of December 31, 1996, were the Named Executive Officers.



                                                                                            Potential Realizable Value at
                                                                                               Assumed Annual Rates of
                                                                                               Stock Price Appreciation
                                                         Individual Grants                          for Option
                                -------------------------------------------------------   ------------------------------
                                                      % of Total
                                Number of              Options
                                Securities           Granted to    Exercise
                                Underlying           Employees      or Base
                                 Options             in Fiscal      Price      Expiration        5%              10%
Name                            Granted (1)            Year       ($/share)       Date          ($)              ($)
----                            -----------         -----------   --------     ----------    ---------       -----------
Mr. Crants                       30,000               3.3%         $26.75     3/25/2006       $504,678        $1,278,978
Mr. Beasley                        -0-                  0%           N/A      3/25/2006         N/A              N/A
Mr. Myers                        12,000               1.3%         $26.75     3/25/2006       $201,875        $  511,591
Mr. Massengale                   12,000               1.3%         $26.75     3/25/2006       $201,875        $  511,591
Mr. Vick                          6,000                .7%         $26.75     3/25/2006       $100,938        $  255,796




        (1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock price.

        (2) The percent of stock options granted to each Named Executive Officer is based on the total number of stock options granted, which amounted to 903,000 during 1996.

        (3) All options granted to Named Executive Officers have exercise prices equal to the fair market value (closing price per share of Common Stock on the New York Stock Exchange on the date of grant). The exercise price related to the exercise may be paid by delivery of shares of Common Stock. All options become exercisable beginning on the later of (a) the second anniversary of initial employment by the Company or (b) the first anniversary of the date of grant and may be exercised until the earlier of (x) the tenth anniversary of the date of grant, (y) the date the optionee ceases to be an employee or director of the Company for any reason other than death or disability, or (z) the first anniversary of the optionee's death or disability.

            AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END VALUES

        The following table sets forth information with respect to exercises of options by the Named Executive Officers during 1996 pursuant to the Company's stock option plans and information with respect to unexercised options held by the Named Executive Officers as of December 31, 1996.




                                                          Number of Securities
                                                               Underlying
                                                          Unexercised Options               Value of Unexercised
                               Number of                        Held at                     in-the-Money Options
                                Shares                     December 31, 1996               at December 31, 1996(2)
                               Acquired                  ---------------------             -----------------------
                                  On          Value
               Name            Exercise    Realized(1)   Exercisable  Unexercisable     Exercisable      Unexercisable
               ----            --------    ----------    -----------  -------------     -----------      -------------
               Mr. Crants      480,000    $ 7,810,000       370,000     30,000           $10,440,000       $112,500

               Mr. Beasley      -0-       $    -0-           60,000       -0-            $ 1,708,125       $   -0-


               Mr. Myers        -0-       $    -0-          162,400     12,000           $ 4,924,450       $ 45,000


               Mr. Massengale    9,600    $   210,600       129,600     12,000           $ 3,561,363       $ 45,000


               Mr. Vick         24,000    $   532,500        96,400      6,000           $ 3,178,825       $ 22,500


        _________________

        (1) These amounts represent the market value of the underlying Common Stock on the date of exercise, less the applicable exercise price.

        (2) These amounts were calculated by subtracting the exercise price from the market price of the underlying Common Stock as of year end. The market value of the Common Stock was $30.50 per share as of December 31, 1996 (the last trading date in 1996) based on the closing price per share on the New York Stock Exchange.

        The Company has not awarded stock appreciation rights to any employee and has no long term incentive plans, as that term is defined in Securities and Exchange Commission (the "Commission") regulations. The Company has various stock option plans (the "Stock Option Plans"), an Incentive Compensation Plan (the "Incentive Compensation Plan"), and the ESOP. The Company presently has no defined benefit or actuarial plans covering any employees of the Company.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

        The Compensation Committee is composed of three independent non-employee directors. The Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Company's executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance while at the same time motivating and retaining executive officers.

COMPENSATION COMPONENTS

        The key components of the Company's compensation program are base salary, an annual incentive award and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of stockholders. The Compensation Committee reviews each component of executive compensation on an annual basis.

        In 1995 and 1994, the Committee engaged the independent consulting firm of Arthur Andersen LLP ("Arthur Andersen") to further develop the compensation program for the Company's executive officers. In evaluating the Company's compensation program, Arthur Andersen assessed the current and planned compensation of the Company's executive officers as compared to that of certain of the companies in the index of peer companies which are used in the performance graph on page 19 (the "1996 Peer Group"). The 1996 Peer Group includes those companies in the security business who are direct competitors of the Company and other regional service organizations with annual revenues and capitalizations within a reasonable range of the Company's. The Committee plans to continue to utilize the services of Arthur Andersen in reviewing executive compensation.

BASE SALARY

        In the first quarter of each fiscal year, the Compensation Committee, along with the CEO of the Company, review and approve an annual salary plan for the Company's executive officers. This salary plan is developed by the Company's CEO with the aid of the Company's President. Many subjective factors are included in determining base salaries such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Company, corporate and individual performance, and the salaries paid by companies in the 1996 Peer Group to officers in similar positions. While these subjective factors are then integrated with other objective factors, including net income, earnings per share, return on equity and growth of the Company, the overall assessment is primarily a subjective one, intended to reflect the level of responsibility and individual performance of the particular executive officer. The Committee believes that executive officer base salaries in 1996, as a whole were lower than the average base salaries paid by companies in the 1996 Peer Group.

CASH INCENTIVE PLAN

        The Compensation Committee is of the view that a significant portion of the total cash compensation for executive officers should be subject to attainment of specific Company earnings criteria. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officers' compensation at risk. Under the Company's Incentive Compensation Plan (the "Incentive Plan") adopted by the Compensation Committee on November 1, 1991, the executive officers of the Company receive a cash bonus based on a percentage of annual base salary, in the event the Company achieves certain predetermined earnings per share criteria. Participation in the Incentive Plan is limited to a select group of management who have a material impact on Company performance. The participants are selected by the Compensation Committee and include the
executive officers and the wardens.   The Compensation Committee establishes a
minimum target for earnings per share annually, and the level of attainment of such goal results in varying payouts. The Committee establishes the potential bonuses and earnings per share criteria based on the Committee's judgment as to desirable financial results for the Company and the appropriate percentage of compensation which should be based on the attainment of such results. In 1996, none of the quarterly earnings targets, grossed up for the proposed bonuses, were met. Accordingly, no cash bonuses were paid in 1996.

STOCK INCENTIVE PLANS

        The Compensation Committee believes that long-term equity incentives is a key component of its executive compensation program. The Company's existing stock option plans authorize the issuance of both incentive and non-qualified stock options to officers, key employees and wardens of the Company. The members of the Compensation Committee participate in the Directors Plan which is administered by the Board of Directors and no member of the Compensation Committee is eligible for the grant of an option under any other stock option plan. Subject to general limits prescribed by the Stock Incentive Plans, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded and the terms of the options and the number of shares subject to each option. Stock options are granted to executive officers primarily based on the officers' actual and potential contribution to the Company's growth and profitability as well as the practices of companies such as those included in the 1996 Peer Group. The number of options granted by the Committee is based on its judgment that this number is appropriate and desirable considering employee's actual and potential contribution to the Company. The assessment of actual and potential contribution is based on the Committee's subjective evaluation of each executive officer's ability, skills, efforts and leadership. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interest of executive officers with those of stockholders. Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a number of years.

        The Committee has determined that in addition to stock options, the Company should have the flexibility to issue other stock-based incentives as are included in the Company's Stock Bonus Plan and the Company's 1995 Employee Stock Incentive Plan, including without limitation, stock appreciation rights, restricted stock, deferred stock, stock purchase rights and/or other stock-based awards. In 1995, the Committee authorized deferred share agreements with the Chief Executive Officer and certain other key employees providing for the potential issuance of a maximum of 337,024 shares of the Company's Common Stock. The deferred shares do not vest until ten years from the date of grant. The deferred stock will carry no voting rights or dividend rights until such time as the stock is actually issued. The Committee entered into the deferred share agreements in recognition of the significant efforts expended by these officers to consummate certain acquisitions in 1994 and 1995 and to position the Company as the leading provider of private prison management.

        Executive officers of the Company may also participate in the ESOP. Executive officers participate in the ESOP on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the ESOP. The Company makes contributions to the ESOP on behalf of the employees and also matches employee contributions up to certain levels. Benefits which become 40% vested over four years of service and 100% vested over five years of service are paid on death, retirement or termination. All contributions to the ESOP are made or invested in the Company's Common Stock. The Committee believes that these features tend to align further the employees' and stockholders' long-term financial interests.

CHIEF EXECUTIVE OFFICER COMPENSATION

        The Compensation Committee's basis for compensation of the CEO is derived from the same considerations addressed above. Mr. Crants participates in the same executive compensation plans available to the other executive officers. In 1996, the Compensation Committee increased the salary of Mr. Crants from $325,000 to $350,000 and granted Mr. Crants incentive stock options to purchase 30,000 shares of Common Stock. The compensation levels established for Mr. Crants were determined by the Committee based on its judgment that these levels were appropriate and desirable in light of his actual and potential contribution to the Company. The assessment of actual and potential contributions was based on the Committee's subjective evaluation of Mr. Crants' abilities, skills, efforts and continued leadership.

FEDERAL INCOME TAX DEDUCTIBILITY LIMITATIONS

        The Committee intends to structure future compensation so that executive compensation paid by the Company is fully deductible in accordance with Section 162(m) of the Internal Revenue Code, as amended, (the "Code") which generally disallows a tax deduction to public companies for compensation over $1 million paid to certain executive officers unless certain conditions are met.

SUMMARY

        The Committee believes that the mix of base salaries, variable cash incentives and the potential for equity ownership in the Company represents a balance that will motivate the management team to continue to produce strong returns. The Committee further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on stockholder value.

        Submitted by the Compensation Committee of the Company's Board of Directors.

William F. Andrews, Chairman
Samuel W. Bartholomew, Jr., Member
R. Clayton McWhorter, Member

                              PERFORMANCE GRAPH

        The following line graph is a comparison of the yearly percentage change in the cumulative total stockholder return on the Company Common Stock with the cumulative total return of the Standard & Poor's 500 Composite Index, the 1994 Peer Group Index(1),(3) and the 1996 Peer Group Index(2),(3) for the period of five years commencing December 31, 1992 and ending December 31, 1996.

                        12/31/91        12/31/92        12/31/93        12/31/94      12/31/95        12/31/96
                        --------        --------        --------        --------      --------        --------
Corrections Corp        $100.00         $104.95         $137.39         $246.16       $1,133.48       $1,862.42
Peer Group*             $100.00         $110.90         $ 84.28         $ 93.23       $  151.69       $  169.98
S&P 500 Composite       $100.00         $107.61         $118.41         $120.01       $  165.12       $  203.04


_______________

* The 1995 Peer Group includes AMRESCO, Chattem, Inc., Command Security Corporation, Correctional Services Corp.**, Hospital Staffing
        Services, Inc., Insituform Technology, Inc., Medalliance, Inc., Nichols Research Corporation, Phycor, Inc., Pinkertons, Inc., Proffitts, Inc., REN-Corporation - USA, Republic Automotive Parts, Inc., and Wackenhut Corrections.
        (Medalliance stopped trading stock on 11/10/95 and Ren Corp stopped trading stock on 11/1/95; therefore, they have been pulled from the peer group.)

**      Correctional Services Corp. was formerly known as Esmor Corporation.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In June 1994, the Company entered into an international strategic alliance with Sodexho, a French conglomerate, for the purpose of pursuing prison management business outside the United States. In connection with the formation of the 1994 international alliance, Sodexho purchased 2,800,000 shares of common stock at $3.75 per share and a $7,000,000 Convertible Subordinated Note bearing interest at 8.5% with a conversion price, as adjusted of $3.58 per share. In consideration of Sodexho's agreement to enter into the international strategic alliance with the Company, the Company, among other things, (i) entered into a forward contract pursuant to which Sodexho will purchase at any time on or before December 31, 1997, up to $20,000,000 aggregate principal amount of the Company's convertible subordinated notes bearing interest at LIBOR plus 1.35%, with a conversion price, as adjusted, of $6.875 per share, and (ii) granted Sodexho a presently exercisable warrant expiring on December 31, 1998, covering 4,400,000 shares of common stock with an exercise price, as adjusted of $3.95 per share. In December 1996, in connection with Sodexho's purchase of shares in UK Detention Services, a joint venture owned by the Company, the Company agreed to extend the expiration date of the warrants to December 31, 1999. In June 1995, as a result of its preemptive right triggered in connection with the issuance of shares of Common Stock to the stockholders of Concept Incorporated, Sodexho purchased 1,090,000 shares of Common Stock from the Company at a purchase price of $7.625 per share. In April 1996, as a result of its preemptive right triggered in connection with the issuance of 7.5% convertible notes, Sodexho purchased $30,000,000 in convertible notes from the Company. The notes bear interest at 7.5% payable quarterly and are convertible into shares of the Company's Common Stock at a conversion price, as adjusted, of $25.91 per share.

        Sodexho has also agreed to limit its ownership interest in the Company to 25% (or 30% in certain limited circumstances) through June 23, 1999, subject to earlier termination upon the occurrence of a change in control (the "Standstill Period"). A change in control is defined as: (i) a party acquiring more than 20% of the Common Stock; (ii) a 10% stockholder publicly announcing an intent to commence a tender offer for the Company; (iii) the termination of Doctor R. Crants as the Company's chief executive officer or the failure by Doctor R. Crants to own at least 2% of the Common Stock; (iv) if the Company's Board of Directors shall no longer consist of a majority of Continuing Directors; or (v) an acquirer shall publicly announce an intent to commence a tender offer and the Company's Board publicly recommending that the stockholders accept such tender offer. "Continuing Directors" means the directors of the Company as of June 23, 1994 and each other director, if such other director's nomination for election to the Board of Directors of the Company is recommended by a majority of the then Continuing Directors.

        During the Standstill Period, Sodexho has agreed to vote its Common Stock in the same fashion as either the Company's public stockholders or the Company's Board of Directors, at Sodexho's option, on the election of directors and certain other matters. Sodexho has also agreed that during the Standstill Period, it will not solicit proxies under any circumstances, or become a participant in any election contest, or make an offer for the acquisition of substantially all of the assets or capital stock of the Company or induce or assist any other person to make such an offer. Until Sodexho's ownership in the Company is reduced to below 400,000 shares of Common Stock, Sodexho has the right to nominate one member to the Company's Board of Directors and, without Sodexho's consent, the Company may not increase the number of directors on the Company's Board of Directors to eight or more. In addition, Sodexho has a preemptive right to purchase additional shares of Common Stock or securities convertible into or exchangeable for Common Stock in any issuance of securities by the Company in any amount necessary to enable Sodexho to maintain a percentage ownership in the Company equal to 20% of the Common Stock on a fully diluted basis. The Company plans to use the proceeds from these future financings to fund new capital projects. In consideration of the placement of the aforementioned securities and these future financings, the Company agreed to pay Sodexho $3,960,000 over a four-year period ending 1998.

        Stokes & Bartholomew, P.A., of which Mr. Bartholomew is a partner, provided legal services to the Company in 1996, and it is anticipated that Stokes & Bartholomew, P.A. will provide legal services to the Company in 1997. The fees paid in 1996 by the Company in connection with such legal services were $683,000.

               PROPOSAL 2 - APPROVAL OF AMENDMENT TO COMPANY'S
                  NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        On November 1, 1996, the Board of Directors adopted, subject to stockholder approval, the Amendments to: (i) increase the number of shares of Common Stock available for issuance under the Directors Plan from 600,000 shares to 900,000 shares; (ii) extend the term for which non-employee directors are to receive stock options by six (6) years; (iii) allow for the limited transfer of options granted pursuant to the Directors' Plan; (iv) establish a minimum holding period of six months and one day as a prerequisite to the exercise of options granted pursuant to the Directors Plan; and (v) provide for the amendment of the Directors Plan at the sole discretion of the Company's Board of Directors.

        The following is a brief description of the material terms of the Directors' Plan, as amended. Such description is qualified in its entirety by reference to the full text of the Directors' Plan and the Directors' Plan Amendments which are attached hereto as Appendix A(1) and Appendix A(2), respectively.

        PURPOSE. The purpose of the Directors' Plan is to maintain the Company's ability to attract and retain the services of experienced and highly qualified non-employee directors and to enhance long-term stockholder value by more closely aligning the interests of non-employee directors with those of the stockholders.

        TERM. The Directors Plan will terminate on November 1, 2003 (unless terminated by the Board of Directors at an earlier date).

        STOCK SUBJECT TO DIRECTORS PLAN. Currently, the Company has authorized and reserved for issuance upon the exercise of stock options granted under the Directors Plan, an aggregate of 600,000 shares of Common Stock. As of the Record Date, stock options exercisable to purchase all 600,000 shares of Common Stock so authorized and reserved had been granted.

        ADMINISTRATION. The Directors Plan is administered by the Board of Directors, who are authorized to interpret the Directors Plan.

        ELIGIBILITY. All non-employee directors are (as defined in the Directors Plan) of the Company or any of its subsidiaries, are eligible to participate in the Directors Plan. Currently, five directors qualify to participate in the Directors' Plan.

        GRANT OF OPTIONS. Currently, the Directors' Plan, provides that on each of the four anniversary dates of the adoption of the Directors' Plan by the Board of Directors, each person who is a non-employee director on the date of adoption of the Directors' Plan shall receive an option to purchase 7,500 shares of the Company's Common Stock. The pertinent proposed amendment, if approved, would extend that period to ten years. The exercise price of the options shall equal the fair market value of the Company's Common Stock determined by the last quoted sales price on the NYSE on the date of grant. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors' Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors.

        The option price shall be payable in United States dollars immediately upon the exercise of the option and may be paid in cash or by check. The stock may also be purchased with previously issued Common Stock valued as of the date of exercise of option, or a combination of cash and stock.

        TRANSFER OF OPTIONS. Currently, a non-employee director may not transfer options granted pursuant to the Directors Plan, otherwise than by will or the laws of descent and distribution. The pertinent proposed amendment, if approved, would permit the Board to grant options pursuant to the Directors Plan that may be transferred to (i) the spouse, children or grandchildren of the non-employee director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) to certain affiliates of the non-employee director, as determined by the Board, provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement, pursuant to which such options are granted, must be approved by the Board and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited in certain defined circumstances.

        VESTING; TERMINATION. Currently, pursuant to the terms of the Directors Plan, the Board of Directors may grant options to non-employee directors that are exercisable immediately after grant. The pertinent proposed pertinent amendment, if approved, would permit no option granted pursuant to the Directors Plan to be exercised earlier than six months and one day after the date of grant. Options expire ten years from the date of grant.

        If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person's executors, administrators, heirs, personal representative, conservator, or distributees may, at any time within six months after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

        FEDERAL INCOME TAX CONSEQUENCES.   The options under the Directors'
Plan are nonstatutory options intended not to qualify under Section 422 of the Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the option price and the fair market value of the shares on the date the option is exercised. The date for recognition and determination of ordinary income attributable to the exercise may be delayed for up to six months if the holder is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended at the time of the exercise and has not elected to be taxed as of the date of exercise.

        AMENDMENT OF DIRECTORS PLAN. Currently, the Board may amend the Directors' Plan as it shall deem advisable but may not, without further stockholder approval, increase the maximum number of shares under the Plan or options granted thereunder, reduce the minimum option price, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options. The pertinent proposed amendment, if approved, would give the Board of Directors the authority to amend the Directors Plan at any time, in its sole discretion, without stockholder approval.

        NEW PLAN BENEFITS TABLE

        The following table presents information regarding stock options granted under the Directors' Plan to non-employee directors as a group for the fiscal year ended December 31, 1996.


                                                                      Number of Shares Subject
Name and Position                                  Dollar Value(1)    to Option
-----------------                                  ---------------    ------------------------
Non-employee Director Group (5 individuals)        $243,750           210,000


(1) Based on the difference between the exercise price of the stock options and the $27.50 closing price of the Common Stock on the Record Date.

REASONS FOR DIRECTORS' PLAN AMENDMENTS

        Management believes that the grant of options to purchase Common Stock is necessary to assist the Company in its efforts to attract, retain and motivate non-employee directors. However, as of the Record Date, the Company has granted stock options for non-employee directors exercisable to purchase all 600,000 shares of Common Stock currently authorized and reserved for issuance pursuant to the Directors' Plan. Accordingly, the proposed amendments to increase the Common Stock available for issuance and the extension of the term for which non-employee directors are to receive stock options are necessary to allow the Company to meet its foreseeable future needs for stock option grants under the Directors Plan.

        The purposes of the three remaining amendments are to conform Directors' Plan to the requirements of Section 16(b) of the Exchange Act. The Commission amended Section 16 of the Exchange Act, effective November 1, 1996, to modernize and simplify its requirements. The Board of Directors, therefore, determined that these amendments should be proposed to the stockholders for their approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF THE DIRECTORS' PLAN AMENDMENTS. SHARES OF COMMON STOCK COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF EACH OF
THE DIRECTORS' PLAN AMENDMENTS, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                     PROPOSAL 3 - CHANGING THE COMPANY'S
              STATE OF INCORPORATION FROM DELAWARE TO TENNESSEE
                   PURSUANT TO AGREEMENT AND PLAN OF MERGER

        On February 19, 1997, the Board of Directors adopted resolutions approving and recommending to the stockholders for their approval the form of Plan of Merger attached to this Proxy Statement as Appendix B, pursuant to which the Company will be merged with and into CCA of Tennessee, Inc., a newly-formed Tennessee corporation (the "Tennessee Company"). Under the terms of the Merger, each outstanding share of the Company's Common Stock, $1.00 par value per share outstanding, will be converted into one share of the Tennessee Company's Common Stock, $1.00 par value per share.

        The principal purposes of the Merger are (i) to change the state of incorporation of the Company from Delaware to Tennessee and (ii) to eliminate Delaware franchise taxes. The Merger will not involve any change in the business, properties, management or capital structure of the Company. Upon the effective date of the Merger, the Tennessee Company will be the continuing corporation and will own all of the assets and will be responsible for all of the liabilities of the Company. The Tennessee Company will continue the Company's business under the name Corrections Corporation of America and the Delaware corporation will cease to exist.

          The Company's principal place of business and its corporate headquarters are in Tennessee. In addition, in 1988, the State of Tennessee adopted a comprehensive, modern and flexible version of the Model Business Corporation Act. As a result, the prior advantages to the Company having its principal place of business in Tennessee and being incorporated under the laws of the State of Delaware have been significantly lessened. Delaware law has been publicly criticized on the grounds that it does not afford minority stockholders all the same substantive rights and protections that are available under the laws of a number of other states (including Tennessee).
Additionally, Delaware law does not provide for the equivalent of Tennessee's Control Share Acquisition Law, designed to protect Tennessee corporations from certain takeover attempts. Stockholders should be aware, however, that the Tennessee courts have not developed the expertise in dealing with corporate issues possessed by the Delaware courts. Further, Tennessee has not developed the substantial body of case law construing the Tennessee Business Corporation Act ("TBCA"), and its laws are not well-known or as generally understood as the Delaware General Corporation Law ("DGCL"). The Board of Directors believes that the advantages of the Merger to the Company and its stockholders outweigh its possible disadvantages.

        Because the Company is incorporated under the laws of Delaware, it is subject to Delaware franchise tax. The Delaware franchise tax generally may be calculated by either of two methods. Under the first method, the amount of tax is determined by applying the applicable tax rates to the number of a corporation's authorized shares. Under the second method, the amount of the tax is determined by applying the applicable tax rates (which differ from those under the first method) by the "assumed par-value capital" with respect to a corporation's authorized shares. The "assumed par- value capital" with respect to a corporation's authorized shares is calculated generally by dividing the amount of a corporation's gross assets by the number of outstanding shares, then multiplying the result by the number of authorized shares. The maximum amount of tax for any year is $150,000. For the years 1995 and 1996, the Company was assessed $105,000 in Delaware franchise taxes and anticipates that it would be assessed $150,000 in Deleware franchise taxes in 1997 under either of the methods discussed above. Tennessee imposes a franchise tax on any corporation that does business in Tennessee, regardless of the state of its incorporation. Accordingly, the Merger will eliminate Delaware franchise tax and not increase the amount of Tennessee franchise taxes paid by the Tennessee Company. Further, the Company is required to qualify to do business in Tennessee. This two-state expense occurs every year, since reporting and filing fees are due annually in each state. Also, under Delaware law, the Company is required to maintain an in-state agent for service of process.

RESULTS OF THE CHANGE TO TENNESSEE

        Summarized below are the principal differences between the TBCA and the DGCL which may affect the interests of stockholders. This summary does not purport to be a complete statement of the differences between the TBCA and the DGCL and related laws affecting stockholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws. Stockholders of the Company are advised to consult with their own legal counsel regarding all such matters.

        Business Combination: The DGCL prohibits business combinations, such as mergers, consolidations, asset purchases and other transactions, for a period of three years where the transaction is with a corporation subject to the provisions thereof, such as the Company, and where the acquiror became an "interested stockholder" of the corporation before the date of the transaction unless (i) prior to the date of the transaction the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (iii) on or subsequent to the date of the transaction the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the "interested stockholder."

        In this context, an "interested stockholder" is any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) who directly or indirectly, alone or in concert with others, beneficially owns or controls 15% or more of the voting stock of the corporation. The DGCL prohibits business combinations with an unapproved interested stockholder for a period of three years after the date on which the person became an interested stockholder. The DGCL is very broad in its scope but it does not apply to corporations whose certificate of incorporation or
bylaws contain a provision not to be covered by this section.   The Company's
Bylaws do not have such a provision.

        Tennessee's Business Combination Act (the "Business Combination Act") provides that a party owning 10% or more of stock in a "resident domestic corporation" (such party is called an "interested stockholder") cannot engage in a business combination with the resident domestic corporation unless the combination (i) takes place at least five years after the interested stockholder first acquired 10% or more of the resident domestic corporation, and (ii) either (A) is approved by at least two-thirds of the non-interested voting shares of the resident domestic corporation or (B) satisfies certain fairness conditions specified in the Business Combination Act.

        These provisions apply unless one of two events occurs. A business combination with an entity can proceed without delay when approved by the target corporation's board of directors before that entity becomes an interested stockholder, or the resident corporation may enact a charter amendment or bylaw to remove itself entirely from the Business Combination Act. This charter amendment or bylaw must be approved by a majority of the stockholders who have held shares for more than one year prior to the vote. It may not take effect for at least two years after the vote. The Tennessee Company has not adopted a provision in its Charter or Bylaws removing it from coverage under the Business Combination Act.

        The Business Combination Act further provides an exemption from liability for officers and directors of resident domestic corporations who do not approve proposed business combinations or charter amendments and bylaws removing their corporations from the Business Combination Act's coverage as long as the officers and directors act in "good faith belief" that the proposed business combination would adversely affect their corporation's employees, customers, suppliers, or the communities in which their corporation operates and such factors are permitted to be considered by the board of directors under the charter. The Tennessee Company's charter does not provide for these factors to be considered. The United States Court of Appeals for the Sixth Circuit has held that the Tennessee Business Combination Act is unconstitutional as it applies to target corporations organized under the laws of states other than Tennessee.

        Control Share Acquisition: The Tennessee Control Share Acquisition Act ("TCSAA") strips a purchaser's shares of voting rights any time an acquisition of shares in a Tennessee corporation brings the purchaser's voting power to each of the one-fifth, one-third and a majority level of all voting power if such corporation's charter or bylaws contain an election that shares of that corporation be governed by the TCSAA. The purchaser's voting rights can be re-established only by an affirmative majority vote of the other stockholders. The purchaser may demand a special meeting of stockholders to conduct such a vote. The purchaser can demand such a meeting before acquiring a control share (i.e., reaching any and each of the aforementioned levels of share ownership) only if it holds at least 10% of outstanding shares and announces a good faith intention to make the control share acquisition. A target corporation may elect to redeem the purchaser's shares if the shares are not granted voting rights. The TCSAA applies only to corporations that have adopted a provision in its Charter or Bylaws expressly declaring that the TCSAA will apply. The Tennessee Company has adopted a provision in its Charter electing protection under the TCSAA. The United States Court of Appeals for the Sixth Circuit, however, has held that the TCSAA is unconstitutional as it applies to target corporations organized under the laws of states other than Tennessee.

        The DGCL contains no similar provisions with respect to control share acquisitions.

        Investor Protection: The Tennessee's Investor Protection Act ("TIPA") applies to tender offers directed at corporations (called "offeree companies") that have "substantial assets" in Tennessee and that are either incorporated in or have a principal office in Tennessee. The TIPA requires an offeror making a tender offer for an offeree company to file with the Commissioner of Commerce and Insurance (the "Commissioner") a registration statement. When the offeror intends to gain control of the offeree company, the registration statement must indicate any plans the offeror has for the offeree. The Commissioner may require additional information material to the takeover offer and may call for hearings. The TIPA does not apply to an offer that the offeree company's board of directors recommends to stockholders.

        In addition to requiring the offeror to file a registration statement with the Commissioner, the TIPA requires the offeror and the offeree company to deliver to the Commissioner all solicitation materials used in connection with the tender offer. The TIPA prohibits "fraudulent, deceptive, or manipulative acts or practices" by either side, and gives the Commissioner standing to apply for equitable relief to the Chancery Court of Davidson County, Tennessee, or to any other chancery court having jurisdiction whenever it appears to the Commissioner that the offeror, the offeree company, or any of its respective affiliates has engaged in or is about to engage in a violation of the TIPA. Upon proper showing, the Chancery Court may grant injunctive relief. The TIPA further provides civil and criminal penalties for violations. The United States Court of Appeals for the Sixth Circuit has held that the TIPA violates the commerce clause of the United States Constitution to the extent that it applies to target corporations organized under the laws of states other than Tennessee.

        The DGCL contains no similar provisions with respect to investor protection.

        Authorized Corporation Protection: The Tennessee Authorized Corporation Protection Act ("TACPA") is the vehicle through which the Tennessee statutes attempt to permit the Business Combination Act and the TCSAA to govern foreign corporations. The TACPA provides that an authorized corporation can adopt a bylaw or a charter provision electing to be subject to the operative provisions of the Business Combination Act and the TCSAA, which then become applicable "to the same extent as such provisions apply to a resident domestic corporation." Authorized corporations are those that are required to obtain a Certificate of Authority from the Tennessee Secretary of State and that satisfy any two of certain tests including having its principal place of business located in Tennessee; having a significant subsidiary located in Tennessee; having a majority of such corporation's fixed assets located in Tennessee; having more than 10% of the beneficial owners of the voting stock or more than 10% of such corporation's shares of voting stock beneficially owned by residents of Tennessee; employing more than 250 individuals in Tennessee or having an annual payroll paid to residents of Tennessee that is in excess of $5,000,000; producing goods and/or services in Tennessee that result in annual gross receipts in excess of $10,000,000; or having physical assets and/or deposits located within Tennessee that exceed $10,000,000 in value. The United States Court of Appeals for the Sixth Circuit, however, has held the TACPA unconstitutional as it applies to target corporations organized under the laws of states other than Tennessee.

        The DGCL contains no similar provisions with respect to authorized corporation protection.

        Greenmail: The Tennessee Greenmail Act ("TGA") applies to any corporation chartered under the laws of Tennessee which has a class of voting stock registered or traded on a national securities exchange or registered with the Commission pursuant to Section 12(g) of the Exchange Act. The TGA provides that it is unlawful for any corporation or subsidiary to purchase, either directly or indirectly, any of its shares at a price above the market value, as defined in the TGA, from any person who holds more than 3% of the class of the securities purchased if such person has held such shares for less than two years, unless either the purchase is first approved by the affirmative vote of a majority of the outstanding shares of each class of voting stock issued or the corporation makes an offer of at least equal value per share to all holders of shares of such class.

        The DGCL contains no similar provision with respect to Greenmail.

        Other Constituencies: The TBCA provides that no resident domestic corporation having any class of voting stock registered or traded on a national securities exchange or registered with the Commission pursuant to Section 12(g) of the Exchange Act nor any of its officers or directors may be held liable at law or in equity for either having failed to approve the acquisition of shares by an interested stockholder on or before the date such stockholder became an interested stockholder, or for seeking to enforce or implement the provisions of the Tennessee Anti-Takeover Acts or for failing to adopt or recommend any charter or bylaw amendment or provision in respect of any one or more of the Tennessee Anti-Takeover Acts, or for opposing any merger, exchange, tender offer or significant disposition of assets of the resident domestic corporation or any subsidiary of such corporation because of a good faith belief that such merger, exchange, tender offer or significant disposition of assets would adversely affect the corporation's employees, customers, suppliers, the communities in which the corporation operates or are located or any other relevant factor if such factors are permitted to be considered by the board of directors under the corporation's charter in connection with the merger, exchange, tender offer or significant disposition of assets.

        The DGCL does not have a comparable statutory provision.

        Dividends and Other Distributions: The DGCL generally allows dividends to be paid out of "surplus" of the Company or, if there is no surplus, out of the net profits of the Company for the current fiscal year and/or the prior
fiscal year.   No dividends may be paid if they would result in the capital of the Company being less than the capital represented by the preferred stock of the Company.

        The TBCA provides that the Tennessee Company generally may make dividends or other distributions to its stockholders unless after the distribution either (i) the Tennessee Company would not be able to pay its debts as they become due in the usual course of business or (ii) the Tennessee Company's assets would be less than the sum of its liabilities plus the amount that would be needed to satisfy the preferential dissolution rights of its preferred stock.

        Dissenters' Rights: The DGCL provides appraisal rights for certain mergers and consolidations. Appraisal rights are not available to holders of
(i) shares listed on a national securities exchange or a national market system or held of record by more than 2,000 stockholders or (ii) shares of the surviving corporation of the merger, if the merger did not require the approval of the stockholders of such corporation, unless in either case, the holders of such stock are required pursuant to the merger to accept anything other than
(A) shares of stock of the surviving corporation, (B) shares of stock of another corporation which are also listed on a national securities exchange or held by more than 2,000 holders, or (C) cash in lieu of fractional shares of such stock, or any combination thereof. Given that the Company's Common Stock is listed on the NYSE and holders of the Company's Common Stock are required by the terms of the Merger Agreement to accept in exchange for their shares of the Company's Common Stock only shares of the Tennessee Company's Common Stock, appraisal rights are not available to the Company's stockholders with respect to the Merger.

        The TBCA generally provides dissenters' rights for mergers and share exchanges that would require stockholder approval, sales of substantially all the assets (other than sales that are in the usual and regular course of business and certain liquidations and court-ordered sales), and certain amendments to the charter that materially and adversely affect rights in respect of a dissenter's shares. Dissenters' rights are not available as to any shares which are listed on an exchange registered under Section 6 of the Exchange Act or are "national market system" securities as defined in rules
promulgated pursuant to the Exchange Act.   The Tennessee Company's Common
Stock will be listed on the NYSE and dissenters' rights are not available to the Tennessee Company's stockholders with respect to future mergers. Since the Tennessee Company has only one stockholder at the time of the Merger, dissenters' rights are not applicable to the Merger.

SUMMARY OF PROVISIONS OF THE TENNESSEE COMPANY'S CHARTER AND BYLAWS

        In addition to the changes in stockholders' rights resulting in the change from Delaware law to Tennessee, the Company's Certificate of Incorporation and Bylaws contain certain differences from the Tennessee Company's Charter. This summary does not purport to be a complete statement of the differences between the Company's Certificate of Incorporation and the Tennessee Company's Charter, and the summary is qualified in its entirety by reference to the provisions of these documents. Stockholders of the Company are advised to consult with their own legal counsel regarding all such matters.

        The Charter of the Tennessee Company provides that the Tennessee Company is to be governed by the provision of the Tennessee Control Share Act, and that the vote of shareholders required to alter, amend or repeal the provision, or to alter, amend or repeal any of the other provisions of the Charter, in any respect, which would or might have the effect, direct or indirect, of modifying, permitting any action inconsistent with, or permitting circumvention of the section, shall be by the affirmative vote of at least eighty percent (80%) of the total voting power of all shares of stock of the Tennessee Company entitled to vote in the election of directors.

        The Company's Certificate of Incorporation contains no similar provision.

        The Bylaws of the Tennessee Company provide that one or more directors may be removed with or without cause by a vote of sixty-six and two-thirds percent (66 2/3%) of the shareholders, or with cause by a vote of a majority of the numbers of directors then prescribed. A director may be removed only at a meeting called for the purpose, and the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is the removal of a director or directors.

        The Company's Bylaws provide that any director may be removed from office, with or without cause, upon the majority vote of the stockholders, at a meeting with respect to which notice of such purpose is given.

        The Tennessee Company's Bylaws provide specific provisions for the establishment of Executive Committees and other committees by the Board of Directors upon a vote of the majority of the directors then in office. Subject to any specific directions or restrictions given by the Board of Directors, the committees may exercise all the authority of the Board of Directors, except for authority forbidden by the Bylaws.

        The Company's Bylaws make no special provisions for Executive or other committees of the Board of Directors.

        The Bylaws of the Tennessee Company provide that to the fullest extent allowed by law, a director shall be, in the performance of his or her duties, protected and relying in good faith upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the Tennessee Company whom the director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to the matters the directors reasonably believe are within the person's professional or expert competence; or (iii) a committee of the Board of Directors of which he or she is not a member, if the director reasonably believes the committee merits confidence. This provision is in addition to any protection offered by other provisions in the Charter and Bylaws regarding indemnification of members of the Board of Directors.

        The Bylaws of the Company do not provide for special provision on the reliance upon information, opinions, reports, or statements above and beyond the indemnification provisions contained in the Delaware Company's Certificate of Incorporation and Bylaws.

        The discussion contained in this Proxy Statement is qualified in its entirety by reference to the Agreement and Plan of Merger, a form of which is attached hereto as Appendix B, and to the Charter and Bylaws of the Tennessee Company, forms of which are attached hereto as Appendices C and D.

EFFECTS OF SHAREHOLDER RIGHTS PROVISION

        The TBCA and the Tennessee Company's Charter and Bylaws contain certain measures that would protect the interests of all shareholders and discourage abusive takeover practices as described herein (the "Shareholder Rights Provisions").

        The Shareholder Rights Provisions found in the Tennessee Company's Charter and Bylaws have both advantages and disadvantages to the shareholders. The Shareholder Rights Provisions cannot, and are not intended to, prevent a purchase of all or a majority of the equity securities of the Company, nor are they intended to deter bids or other efforts to acquire such securities. Rather, the Shareholder Rights Provisions are intended to discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all shareholders with the opportunity to sell their stock at a fair price. The Shareholder Rights Provisions are intended to encourage third-parties who may seek to acquire control of the Tennessee Company, to initiate such an acquisition through negotiations directly with the Board of Directors. The Board of Directors believes that it will be in the best position to protect the interests of all of the shareholders and negotiate a fair price.

        Although these Shareholder Rights Provisions are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board of Directors, the effect of these provisions may be to discourage a third-party from making a tender offer, or otherwise attempting to obtain a substantial position in the equity securities of the Company, even though some or a majority of the Company's shareholders might believe such actions to be beneficial.

        Moreover, to the extent that any potential third-party acquirers are deterred by the Shareholder Rights Provisions, such provisions may have the effect of preserving the incumbent management in office. The proposed Shareholder Rights Provisions may also serve to benefit incumbent management by making it more difficult to remove management, even when the only reason for the proposed change may be the unsatisfactory performance of the present directors.

        Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiations with the company are not necessarily detrimental to such company and its shareholders. However, the Board of Directors believes that the benefits of seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the shareholders and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited attempts to acquire the Company.

        The Board of Directors does not currently contemplate any other action designed to affect the ability of third parties to take over or change control of the Company.

THE MERGER

        It is presently anticipated that the date on which the Merger will be consummated (the "Effective Date of the Merger") will be May 13, 1997 or as soon thereafter as practicable. However, the Board of Directors of the Company has reserved the right to abandon the Merger prior to the Effective Date of the Merger. See "Termination."

        Upon the Effective Date of the Merger, each share of Common Stock of the Company will be converted automatically into one share of Common Stock of the Tennessee Company and thereafter the outstanding certificates for shares of the Company's Common Stock will represent the same number of shares of Common Stock of the Tennessee Company. The Company's existing stock certificates will be deemed to represent the same number of the Tennessee Company's shares as were represented by the existing stock certificates prior to the Merger and IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES. Following the Merger, previously outstanding stock certificates will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of the Tennessee Company. The Tennessee Company Common Stock will be listed on the New York Stock Exchange as the Common Stock of the Company is presently listed.

        Pursuant to the Plan of Merger, each option, warrant or right to purchase a share of the Company's Common Stock outstanding immediately prior to the Effective Date of the Merger will become an option, warrant or right to purchase a share of the Tennessee Company's Common Stock upon the same terms and conditions as existed immediately prior to the Effective Date of the Merger. Future options, warrants and rights, if any, granted under the Company's option plans or otherwise will be for shares of the Tennessee Company's Common Stock.

        The foregoing objectives will be accomplished through a "migratory merger", some of the principal features of which are as follows:

        (1) The Company will be merged into the Tennessee Company, which will be the survivor of the Merger.

        (2) The Merger is not intended to effect any change in the business, property, management or capitalization of the Company.

        (3) Each share of the Company's Common Stock issued and outstanding on the Effective Date of the Merger will automatically become one share of Common Stock of the Tennessee Company.

        (4) For Federal income tax purposes, no gain or loss will be recognized by the Company's stockholders.

        (5) The Tennessee Company will succeed to the business of the Company, and the stockholders of the Company will become shareholders of the Tennessee Company.

        (6) The rights of the Company's stockholders, who upon consummation of the Merger will become shareholders of the Tennessee Company, will be governed by the laws of the State of Tennessee and by the terms and provisions of the Charter and Bylaws of the Tennessee Company.

        (7) The officers and directors serving the Company on the Effective Date of the Merger will thereupon hold the same offices with the Tennessee Company.

FEDERAL TAX CONSEQUENCES

        The following material is based on discussions with counsel. No opinion of counsel has been obtained. Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.

        The Merger will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code. For Federal income tax purposes, no gain or loss will be recognized by the stockholders of the Company on the automatic conversion of their shares of the Company into shares of the Tennessee Company as a result of the Merger. Each stockholder will have a basis in shares of the Tennessee Company equal to the basis in the stockholder's shares of the Company immediately prior to the Effective Date of the Merger and the stockholder's holding period of shares of the Tennessee Company will include the period during which the stockholder held the corresponding shares of the Company provided such shares were held by the stockholder as a capital asset on the Effective Date of the Merger. No gain or loss will be recognized by the Company or by the Tennessee Company as a result of the Merger.

        Each stockholder is advised to consult with his or her attorney or tax advisor as to the Federal, state or local tax consequences of the proposed Merger in view of his or her individual circumstances.

CAPITAL STOCK OF THE TENNESSEE COMPANY

        The Common Stock of the Tennessee Company is identical to that of the Company. Holders of the Common Stock vote as one class on all matters, including the election of directors, to be voted by the Tennessee Company's shareholders. There is no cumulative voting with respect to the election of directors. As a result, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.

        Holders of the Common Stock are entitled to receive ratably such dividends, if any, as are declared by the Tennessee Company's Board of Directors out of funds legally available for that purpose. In the event of the liquidation, dissolution or winding up of the Tennessee Company, holders of Common Stock are entitled to share ratably in all assets available for distribution to holders of Common Stock. Holders of Common Stock generally have no preemptive rights. The shares of Common Stock to be issued in the Merger will be, when issued as set forth in this Proxy Statement, validly issued, fully paid and nonassessable.

        The Tennessee Company has appointed First Union National Bank of North Carolina as the transfer agent and registrar for its Common Stock. First Union National Bank of North Carolina is presently the transfer agent for the Company.

TERMINATION

        The Agreement and Plan of Merger provides that the Board of Directors may terminate and cancel the same at any time prior to the Effective Date of the Merger, either before or after submission of the Merger to a vote of stockholders.

AGREEMENT AND PLAN OF MERGER, CHARTER AND BYLAWS ARE ATTACHED AS APPENDICES

        Stockholders are urged to read the form of Agreement and Plan of Merger and the form of Charter and Bylaws of the Tennessee Company, which are attached as Appendices B, C and D to this Proxy Statement, respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE MERGER. SHARES OF COMMON STOCK COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF THE MERGER, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any person beneficially owning more than 10% of a registered class of the Company's equity security to file with the Commission and the New York Stock Exchange, reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to the Company during fiscal 1996 or written representations that no other reports were required, the Company believes that during the 1996 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception that a Form 4 was filed late by R. Clayton McWhorter in connection with his purchase of 1,000 shares of Common Stock on July 10, 1996. During 1996, Samuel W. Bartholomew, Jr., timely reported his transactions but inadvertently included 3,000 shares indirectly owned. This omission was corrected by the reporting of these facts on a Form 4 filed in January 1997.

                                    AUDITORS

        The firm of Arthur Andersen LLP has served as the Company's independent public accountants since August, 1991 and has been selected to serve in such capacity for the fiscal year ended December 31, 1997. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he or she so desires.

                             STOCKHOLDER PROPOSALS

        Stockholders of the Company wishing to submit a proposal for action at the Company's 1998 annual meeting of stockholders and to have the proposal included in the Company's proxy materials relating to that meeting, must deliver their proposals to the Company at its principal offices not later than December 1, 1997. Additional legal requirements apply to any inclusion of stockholder proposals in proxy materials of the Company.

                                 ANNUAL REPORTS

        The Company's 1996 Annual Report to Stockholders is being mailed to the Company's stockholders with this proxy statement. The Annual Report is not part of the proxy soliciting material.

                                 OTHER MATTERS

        The management of the Company knows of no other matters to be presented and acted upon at the Annual Meeting other than those set forth in the accompanying notice. However, if any other matters requiring a vote of the stockholders should properly come before the Annual Meeting or any adjournment thereof, each proxy will be voted with respect thereto in accordance with the best judgment of the proxy holder.

                                        By Order of the Board of Directors,



                                        Doctor R. Crants,
                                        Chairman of the Board and
                                        Chief Executive Officer
March __, 1997
Nashville, Tennessee


                YOUR COOPERATION IN GIVING THESE MATTERS YOUR
           IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY
                               IS APPRECIATED.

                                APPENDIX A(1)


                      CORRECTIONS CORPORATION OF AMERICA
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


        1. Purpose. The purpose of the Corrections Corporation of America Non-Employee Directors' Stock Option Plan (the "Plan") is to advance the interests of Corrections Corporation of America (the "Company") and its shareholders by encouraging increased share ownership by members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries in order to enhance long-term shareholder value through continuing ownership of the Company's common stock.

        2.       Administration.

          (a) The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, which include the authority (within the limitations described herein) to prescribe the form of the agreements embodying awards of non-qualified stock options (the "Options"). The Board, subject to the provisions of the Plan, shall grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members of the Board may authorize any one or more of their members or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

          (b) Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the conditions that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless. Each member of the Board and each officer and employee of the





                                     A(1)-1

        Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by an appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or an officer or employee of the Company be held liable for any determination made or other action taken or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken or any omission to act, when such determination, action, or omission is made in good faith.

        3. Participation. Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall receive Options in accordance with Paragraph 5 below. As used herein, the term "subsidiary" means any corporation at least 40% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

        4.       Awards Under the Plan.

          (a) Type of Awards. Awards under the Plan shall include only Options, which are rights to purchase shares of the common stock of the Company having a par value of $1.00 per share (the "Shares"). All Options are subject to the terms, conditions, and restrictions specified in Paragraph 5 below.

          (b) Maximum Number of Shares That May be Issued. No more than 150,000 Shares, subject to adjustment as provided in Paragraph 6 below, may be issued under the Plan pursuant to the exercise of Options.

          (c) Rights with Respect to Shares. A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such Shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities, or other property) for which the record date is prior to the date such stock certificate is issued.





                                     A(1)-2

        5. Non-qualified Stock Options. All Options shall be non-qualified. Each Option shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall be subject to the following terms and conditions:

          (a) The Option exercise price shall be the fair market value of the Shares subject to such Option on the date the Option is granted. The fair market value per Share shall be the last quoted sales price of a Share on the date of grant on the NASDAQ/NMS exchange or, if the NASDAQ/NMS exchange is closed on that date, on the last preceding date on which the exchange was open for trading.

          (b) Any Non-Employee Director initially elected to the Board subsequent to the adoption of the Plan shall receive an Option for 7,500 Shares upon his election to the Board. The Board shall award to all Non-Employee Directors on each of the four anniversary dates of the adoption of the Plan an Option for 7,500 Shares.

          (c) An Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

          (d) Subject to Paragraph 7 with respect to death or total disability, all Options shall have a term not to exceed ten (10) years and shall be exercisable immediately after grant.

          (e) An Option shall not be exercisable unless payment in full is made for the Shares being acquired thereunder at the time of exercise, such payment to be made

                 (i)      in United States Dollars by cash or check, or

                 (ii) in lieu thereof, by tendering to the Company Shares owned by the person exercising the Option and having fair market value equal to the cash exercise price applicable to such Option, such fair market value per share to be the closing price of a Share on the date of exercise on the NASDAQ/NMS exchange as reported by The Wall Street Journal, or, if the NASDAQ/NMS exchange is closed on that date, on the last preceding date on which the NASDAQ/NMS exchange was open for trading, or

                 (iii) by a combination of United States Dollars and Shares as aforesaid.





                                     A(1)-3

          (f) Subject to Paragraph 7 with respect to death or total disability, any unexercised Options held by a participant lapse and become void at the time a participant ceases to be a Non-Employee Director.

        6. Capital Adjustments. The number and price of Shares covered by each Option and the total number of Shares that may be optioned and sold under the Plan shall be proportionately adjusted to reflect any stock dividend, stock split, or share combination of the common stock or any recapitalization of the Company. In the event of any merger, consolidation, reorganization, liquidation, or dissolution of the Company, or any exchange of Shares involving the Common Stock, any Option granted under the Plan shall automatically be deemed to pertain to the securities and other property to which a holder of the number of Shares covered by the Option would have been entitled to receive in connection with any such event. The Board shall have the sole discretion to make all interpretations and determinations required under this paragraph to the extent it deems equitable and appropriate.

        The Company, during the term of the Options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of Shares of common stock as shall be sufficient to satisfy the requirements of the Options granted under the Plan. If in the opinion of its counsel the issuance or sale of any Shares of its stock hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction, authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any such Shares.

        7. Death or Total Disability. If any person to whom an Option has been granted shall die or become totally disabled while holding an Option that has not been fully exercised, his executors, administrators, heirs, personal representatives, or distributees, as the case may be, may, at any time within six months after the date of such death or total disability (but in no event after the Option has expired under the provisions of Subparagraph 5(d) above) exercise the Option with respect to all Shares subject to the Option, which shall become exercisable in full upon the date of such participant's death or total disability.

        8. Retirement. If any person to whom an Option has been granted shall retire from service to the Board of Directors while holding an Option that has not been fully exercised, such Option shall be exercisable for the full term provided herein.





                                     A(1)-4

        9.       Miscellaneous Provisions.

          (a) No Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving a Non-Employee Director any right to be retained in the service of the Company.

          (b) A participant's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

          (c) No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, and other securities laws.

          (d) It shall be a condition to the obligation of the Company to issue Shares upon exercise of an Option that the participant (or any beneficiary or person entitled to act under paragraph 7 above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local, or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares.

          (e) The expenses of administration of the Plan shall be borne by the Company.

          (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the issuance of Shares upon exercise of any Option under the Plan and issuance of Shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

          (g) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

          (h) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Options hereunder or any Shares issued pursuant hereto as may be required by the Securities Exchange Act of 1934, as amended, the Securities Exchange Act of 1933, as amended, or any other applicable statute, rule, or regulation (excluding reports pursuant to Section 16 of the Securities Act of 1934, which shall be the sole responsibility of a Non-Employee Director who exercises an Option).





                                     A(1)-5

    10. Amendment. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent. Also, without approval of the shareholders of the Company, no amendment shall:
(i) materially increase the benefits under the Plan; (ii) increase the number of Shares that may be awarded under the Plan (except pursuant to paragraph 6);
(iii) reduce the minimum option price as set forth in paragraph 5(a); (iv) extend the period of time (beyond that set forth in paragraphs 5(d)) during which Options may be granted or exercised; or (v) change the class of persons eligible to receive Options hereunder.

        11. Effective Date. This Plan shall be effective as of the date the Plan is adopted by the Board, subject to the approval by a majority of the votes cast by the holders of the Company's common stock at the 1993 annual shareholders' meeting.

        12. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) the adoption of a resolution of the Board terminating the Plan; or

          (b) ten years from the date the Plan is initially approved and adopted by the Board.

        No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.





                                     A(1)-6

                                APPENDIX A(2)

                              FIRST AMENDMENT TO
                      CORRECTIONS CORPORATION OF AMERICA
                  NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


        This FIRST AMENDMENT is made this 1st day of November, 1996 by Corrections Corporation of America, a corporation duly organized and existing under the laws of the state of Delaware (the "Company").

                              W I T N E S S E T H:

        WHEREAS, on November 1, 1992, the Company's Board of Directors adopted the Corrections Corporation of America Non-Employee Directors' Stock Option Plan (the "Directors' Plan") pursuant to which 600,000 shares of Company Common Stock were authorized and reserved for issuance to permit the granting of options to non-employee directors of the Company;

        WHEREAS, the Board of Directors has granted stock options exercisable to purchase all 600,000 shares of Common Stock so authorized and reserved;

        WHEREAS, effective November 1, 1996, the Securities and Exchange Commission amended the rules promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), with respect to employee benefit plans;

        WHEREAS, the Company now wishes to amend the terms of the Directors' Plan (collectively, the "Amendments") to (i) increase the number of shares of common stock, par value $1.00 per share of the Company (the "Shares") available for issuance thereunder (ii) extend the term of the award formula of the Directors' Plan by six years; and (iii) conform the Directors Plan with
Section 16; and

        WHEREAS, the Board of Directors and the Stockholders of the Company have duly approved and authorized the Amendments as embodied herein.

        NOW, THEREFORE, effective on the day and year first set forth above, the Company does hereby amend the Directors' Plan as follows:

                                       1.

        Section 4(b) of the Directors Plan shall be deleted in its entirety and the following substituted in lieu thereof:





                                     A(2)-1

          "[4](b) Maximum Number of Shares that may be Issued. No more than 900,000 Shares, subject to adjustment as provided in Paragraph 6 below may be issued under the Plan pursuant to the exercise of Options."

                                       2.

        Section 5(b) of the Directors' Plan shall be deleted in its entirety and the following substituted in lieu thereof:

        "[5] (b) Any Non-Employee Director initially elected to the Board subsequent to the adoption of the Plan shall receive an Option for 7,500 Shares upon his election to the Board. The Board shall award to all Non-Employee Directors on each of the ten anniversary dates of the adoption of the Plan an Option for 7,500 Shares."

                                       3.

        Sections 5(c) and 9(b) of the Directors' Plan shall be deleted in its entirety and the following substituted in lieu of Section 5(c) thereof:

        "[5](c) No Option granted under the Plan, and no right or interest therein, shall be assignable or transferable by a Non-Employee Director, except by will or the laws of descent and distribution. During the lifetime of a Non-Employee Director, Options shall be exercisable only by Non-Employee Director or his or her legal representative.

         Notwithstanding the foregoing, the Board may, in its discretion, authorize all or a portion of the Options to be granted to a Non-Employee Director to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the Non-Employee Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members,
        (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) to certain affiliates of the Non-Employee Director, as determined by the Board, provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement, pursuant to which such Options are granted, must be approved by the Board and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with
        Section 7.

        Each transferee shall be subject to the terms and conditions applicable to the Option prior to such transfer and, prior to any transfer hereunder, each such transferee and the related Non-Employee Director shall enter into a written agreement with the Board acknowledging such terms and conditions, as well as any other restriction determined to be reasonably necessary by the Board. To the extent the Board determines that any transfer hereunder would result in the loss of the exemption provided under Rule 16b-3 of the Exchange Act or a similar provision, such transfer shall be deemed invalid."





                                     A(2)-2

                                       4.

        Section 5(d) of the Directors' Plan shall be deleted in its entirety and the following substituted in lieu thereof:

        "[5](d) Subject to Paragraph 7 with respect to death or total disability, no Option shall be exercisable later than 10 years after the date of grant and no Option shall be exercisable earlier than six months and one day after the date of grant."

                                       5.

        Section 10 of the Directors' Plan shall be deleted in its entirety and the following substituted in lieu thereof:

        "[10] The Board of Directors of the Company may amend the Plan at any time, in its sole discretion; provided, however, that no such amendment shall materially change or impair, without the consent of each affected Non- Employee Director, an Option previously granted hereunder."

                                       6.

        Except as specifically amended hereby, the Directors' Plan shall remain in full force and effect as prior to this amendment.

        IN WITNESS WHEREOF, the Company caused this amendment to be executed on the day and year first above written.

                                           CORRECTIONS CORPORATION OF AMERICA
                                           a Delaware corporation

                                           By:_________________________________

                                           Title:______________________________
ATTEST:

__________________________________
Secretary





                                     A(2)-3

                                  APPENDIX B

                     FORM OF AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of the ____ day of ________, 1997 (the "Agreement and Plan of Merger"), by and between CCA of Tennessee, Inc., a Tennessee corporation (hereinafter called the "Surviving Corporation") and Corrections Corporation of America, a Delaware corporation (hereinafter called the "Merging Corporation").

                                  WITNESSETH:

        WHEREAS, the Surviving Corporation is a corporation duly organized and existing under the laws of the State of Tennessee, with its principal offices located in Nashville, Tennessee;

        WHEREAS, the Merging Corporation is a corporation duly organized and existing under the laws of the State of Delaware;

        WHEREAS, the Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation have determined that for the purpose of effecting the reincorporation of the Surviving Corporation in the State of Tennessee, it is advisable and to the advantage of the Merging Corporation and the Surviving Corporation and their respective shareholders, that the Surviving Corporation merge with and into the Merging Corporation under the terms and conditions herein provided (the "Merger"); and

        WHEREAS, the Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation have adopted resolutions approving this Agreement and Plan of Merger and have directed that this Agreement and Plan of Merger be submitted to a vote of their respective shareholders;

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to effect the Merger provided for in this Agreement and Plan of Merger upon the following terms and conditions.

        1. That on the Effective Date (as hereinafter defined) of the Merger, the Merging Corporation shall be merged with and into Surviving Corporation on the terms and conditions hereinafter set forth as permitted by and in accordance with the Tennessee Business Corporation Act and the General Corporation Law of Delaware. Thereupon, the separate existence of the Merging Corporation shall cease, and the Surviving Corporation shall continue to exist under and be governed by the Tennessee Business Corporation Act.

        2. Subsequent to the execution of this Agreement and Plan of Merger, the Surviving Corporation and the Merging Corporation shall each submit this Agreement and Plan of Merger to their respective shareholders for their approval pursuant to the applicable provisions under the

Tennessee Business Corporation Act and the General Corporation Law of Delaware. The Board of Directors of the Merging Corporation may terminate and cancel the same at any time prior to the Effective Date of the Merger (as defined herein), either before or after submission of the Merger to a vote of stockholders.

        3. The Merger shall become effective immediately upon the filing of the Articles of Merger with the Secretary of State of the State of Tennessee and the Certificate of Merger with the Delaware Secretary of State (the "Effective Date").

        4. On and after the Effective Date, the Charter and Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Charter and Bylaws of the Surviving Corporation on and after the Effective Date, except as hereinafter provided in paragraph 10.

        5. On and after the Effective Date, the officers and Board of Directors of the Surviving Corporation shall consist of all the persons who are officers and directors of the Merging Corporation immediately prior to the Merger. All of such officers and directors shall continue to hold office until their successors have been duly qualified in accordance with applicable law and the Bylaws of the Surviving Corporation.

        6. On and after the Effective Date, the separate existence and corporate organization of the Merging Corporation shall cease and the Merging Corporation shall be merged with and into the Surviving Corporation. The Surviving Corporation shall, from and after the Effective Date, possess all the rights, privileges, and powers of whatever nature and description, and shall be subject to all the restrictions and duties, of the Merging Corporation and the Surviving Corporation; and all property (real, personal, and mixed) and debts due to either the Merging Corporation or the Surviving Corporation on whatever account or belonging to either the Merging Corporation or the Surviving Corporation shall be vested in the Surviving Corporation without further act or deeds; and all property, rights, privileges, powers, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were the Merging Corporation's prior to the Merger. Title to any real estate vested by deed or otherwise in either the Merging Corporation or the Surviving Corporation shall not convert to or be any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation. All rights of creditors and liens upon the property of the Merging Corporation and the Surviving Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Merging Corporation and the Surviving Corporation shall henceforth attach to and be the liabilities of the Surviving Corporation, except as otherwise provided among the parties.

        7. As a result of the Merger, the shares of capital stock of the Merging Corporation outstanding immediately prior to the Effective Date shall be converted into one share of capital stock of the Surviving Corporation.

        8. As a result of the Merger, the shares of capital stock of the Surviving Corporation outstanding immediately prior to the Effective Date shall not be converted as a result of the Merger. Any shares of stock owned by the Incorporator and/or any Directors immediately prior to the Effective Date shall be repurchased by the Surviving Corporation and such shares shall be cancelled.

        9. Upon the Effective Date, the holder of the certificates evidencing the capital stock of the Merging Corporation shall cease to have any rights with respect to such stock and all of the capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall, on the Effective Date, be automatically by operation of law cancelled and void and extinguished.

        10. The Surviving Corporation and the Merging Corporation intend that this Agreement and Plan of Merger effect a tax free reorganization under
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

        11. Upon the Effective Date, the Charter of the Surviving Corporation is hereby amended by deleting Article 1 in its entirety and substituting in lieu thereof the following:

      "The name of the Corporation shall be Corrections Corporation of America."

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger.


                                         CORRECTIONS CORPORATION OF
                                         AMERICA



                                         By:________________________________
                                         Title:______________________________

                                         CCA OF TENNESSEE, INC.


                                         By:________________________________
                                         Title:______________________________

                                  APPENDIX C


                               FORM OF CHARTER

                                      OF

                            CCA OF TENNESSEE, INC.


        The undersigned, acting as the incorporator of a corporation under the Tennessee Business Corporation Act, adopts the following charter for such corporation:

        1. The name of the Corporation is CCA of Tennessee, Inc. (hereinafter called the "Corporation")

        2.       The Corporation is for profit.

        3.       The street address of the Corporation's principal office is:

                 102 Woodmont Blvd., Suite 800
                 Nashville, Tennessee 37205
                 County of Davidson

        4.       (a)      The name of the Corporation's initial registered
                 agent is Linda G. Cooper.

          (b) The street address of the Corporation's initial registered office in Tennessee is:

                 102 Woodmont Blvd., Suite 800
                 Nashville, Tennessee 37205
                 County of Davidson

        5.       The name and address of the incorporator is:

                 Elizabeth E. Moore
                 424 Church Street
                 Suite 2800
                 Nashville, Tennessee 37219

        6. The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation shall have authority to issue is One Hundred Fifty-One Million (151,000,000) shares, consisting of One Hundred Fifty Million (150,000,000) shares of Common Stock having One Dollar ($1.00) par value per share ("Common Stock") and One Million (1,000,000) shares of Preferred Stock having One Dollar ($1.00) par value per share ("Preferred Stock"). The shares of Preferred Stock may be issued from time to time in one or more series, each such series to be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is hereby vested with the authority to divide any or all classes of Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any series so established.

        7. The Corporation hereby elects to be governed by the provisions of the Tennessee Control Share Act, Tenn. Code Ann. 48-103-301 et. seq., as amended. The vote of shareholders required to alter, amend or repeal this Paragraph 7, or to alter, amend or repeal any other section of the Charter in any respect which would or might have the effect, direct or indirect, of modifying, permitting any action inconsistent with, or permitting circumvention of this Paragraph 7, shall be by the affirmative vote of at least eighty percent (80%) of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Paragraph as one class.

        8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Charter in the manner now or hereafter prescribed by the laws of the State of Tennessee. All rights herein conferred to the shareholders are granted subject to this reservation.

        9. The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Tennessee.

        10. To the fullest extent permitted by the Tennessee Business Corporation Act as in effect on the date hereof and as hereafter amended from time to time, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the Tennessee Business Corporation Act or any successor statute is amended after adoption of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time. Any repeal or modification of this Paragraph 10 by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification with respect to events occurring prior to such time.

        Dated this ___ day of May, 1997.



                                             ___________________________________
                                             Elizabeth E. Moore, Incorporator

                                   APPENDIX D

                                FORM OF BYLAWS

                                       OF

                             CCA OF TENNESSEE, INC.



                                   ARTICLE I

                                      NAME

        The affairs of the corporation (the "Corporation") shall be conducted using the name Corrections Corporation of America ("CCA"), or such other name or names as the board of directors may from time to time authorize.


                                   ARTICLE II

                                    MEETINGS

        Section 1. Annual Meetings. An annual meeting of shareholders for the purposes of electing directors and transacting such other business as may properly come before the meeting shall be held within three (3) months of the last day of the fiscal year at 10:00 a.m., or on such other date or at such other time, or both, as shall be designated from time to time by the Board of Directors, the Chairman of the Board, or the President.

        Section 2. Special Meetings. A special meeting of shareholders may be called for any purpose or purposes by the Board of Directors, the Chairman of the Board, or the President.

        Section 3.   Place of Meetings.   Annual and special meetings of
shareholders shall be held at the principal office of the Corporation or at such other place, either within or without the State of Tennessee, as the Board of Directors, the Chairman of the Board, or the President shall designate.

        Section 4. Notice of Meetings. Notice stating the date, time, and place of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is being called, shall be provided to each shareholder entitled to vote at such meeting no fewer than ten (10) days nor more than two (2) months before the date of such meeting. In the case of special meetings of shareholders, the notice of meeting shall include the purpose or purposes for which the meeting is being called. Notice may be in writing, or oral if reasonable in the circumstance, and notice shall be deemed provided when received or, if mailed, when deposited in the United States mail addressed to the shareholder at his or her address as it appears in the Corporation's current record of shareholders, with first class postage affixed thereon. When a meeting is adjourned to another date, time, or place, it shall not be necessary to provide any notice of the adjourned meeting if the new date, time, or place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the original meeting. If after the adjournment, however, the Board of Directors fixes a new record date for the adjourned meeting pursuant to Section 9 of this Article II, a new notice of the adjourned meeting shall be provided.

        Section 5. Waiver of Notice. A shareholder may waive in writing any notice required by these Bylaws, provided that the waiver must be signed by the shareholder entitled to the notice and must be delivered to the Corporation for inclusion in the minutes or for filing with the corporate records. A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

        Section 6. Quorum and Voting. The holders of a majority of shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum. Once a share is represented for any purpose at a meeting, the holder of such share is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for the adjourned meeting. A meeting may be adjourned despite the absence of a quorum. If a quorum exists, action on a matter, other than the election of directors, is approved by the shareholders if the votes cast favoring the action exceeds the votes cast opposing the action.

        Section 7. Proxies. A shareholder may vote his or her shares in person or by proxy and may appoint a proxy to vote or otherwise act for him or her by signing a proxy or other appointment form, either personally or by his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent of the Corporation authorized to tabulate votes. An appointment is valid for eleven (11) months unless another period is expressly provided in the proxy or other appointment form. An appointment of a proxy is revocable by the shareholder unless the proxy or other appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest, as provided in the Tennessee Business Corporation Act.

        Section 8. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting.
If all shareholders entitled to vote on the action consent to taking such action without a meeting, the affirmative vote of the number of shares that would be necessary to authorize or take such action at a meeting is the act of the shareholders. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each shareholder entitled to vote on the action in one (1) or more counterparts, and indicating each shareholder's vote or abstention on the action, and such written consent or consents must be delivered to the Corporation for inclusion in the minutes or for filing with the corporate records. A consent effected as provided in this section shall have the effect of a meeting vote and may be described as such in any document.

        Section 9. Record Date. For the purpose of determining the shareholders entitled to notice of or entitled to vote at any meeting of shareholders, or for the purpose of determining the shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may fix a future date as the record date for such purpose, provided that such record date shall not be more than seventy (70) days before the meeting or action requiring a determination of shareholders. If no record date is fixed by the Board of
Directors: (i) the record date shall be at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the eleventh day next preceding the day on which such meeting is held; (ii) the record date for the determination of shareholders entitled to consent to an action in writing without a meeting shall be at the close of business on the eleventh day next preceding the date on which the first shareholder, being entitled so to do, signs such a consent; and (iii) the record date for the determination of shareholders for any other purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution or resolutions relating thereto. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than four (4) months after the date fixed for the original meeting.

        Section 10. List of Shareholders. After a record date has been fixed for a meeting, the Secretary shall prepare or cause to be prepared a complete list of the shareholders entitled to notice of the meeting, arranged in alphabetical order by class of stock and series, if any, and showing the address of each shareholder and the number of shares registered in the name of the shareholder. The shareholders' list shall be available for inspection by any shareholder, beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the Corporation's principal office or at the place identified in the meeting notice in the city where the meeting will be held. If the right to vote at any meeting is challenged, the person presiding thereat may rely on such list as evidence of the right of the person challenged to vote at such meeting.

                                 ARTICLE III

                                  DIRECTORS


        Section 1. Management. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors.

        Section 2. Number. The number of directors, which shall not be less than three (3), of the Corporation shall be as fixed from time to time by the Board of Directors by a vote of two-thirds of the whole Board.

        Section 3. Election and Term of Office. Except in the case of the filling of vacancies, directors shall be elected at the annual meeting of shareholders by a plurality of the votes cast by shareholders entitled to vote in the election, a quorum being present. Each director, including a director elected to fill a vacancy, shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.

        Section 4. Resignation. Any director may resign at any time by delivering written notice to the Board of Directors, the Chairman of the Board, the President, or the Corporation. A resignation shall be effective when notice thereof is so delivered, unless the notice specifies a later effective date.

        Section 5. Removal. One or more directors may be removed with or without cause by a vote of sixty-six and two- thirds percent (66 2/3%) of the shareholders or with cause by a vote of a majority of the number of directors then prescribed. A director may be removed only at a meeting called for the purpose, and the notice of the meeting must state that the purpose, or one (1) of the purposes, of the meeting is the removal of a director or directors.

        Section 6. Annual and Other Regular Meetings. An annual meeting of the Board of Directors shall be held immediately following the annual meeting of shareholders, at the place of such annual meeting of shareholders. The Board of Directors may provide for the holding of other regular meetings of the Board of Directors, and may fix the dates, times, and places thereof.

        Section 7. Special Meetings. A special meeting of the Board of Directors shall be held whenever called by the Chairman of the Board, the President, or any two (2) directors, at such date, time, and place as may be specified by the person or persons calling the meeting.

        Section 8. Notice. Notice of an annual or other regular meeting of the Board of Directors need not be provided. Notice stating the date, time, and place of any special meeting of the Board of Directors shall be provided to each director in writing, or it may be provided orally if reasonable in the circumstances, no fewer than two (2) days before such meeting. Notice shall be deemed provided when received or, if mailed, five (5) days after it is deposited in the United States mail addressed to the director at his or her address as it appears in the Corporation's current record of directors, with first class postage affixed thereon. Notice of an adjourned meeting need not be given if the time and place to which such meeting is adjourned are fixed at the meeting at which the adjournment is taken and if the period of adjournment does not exceed one (a) month in any one (1) adjournment. At the adjourned meeting, the Board of Directors may transact any business that might have been transacted at the original meeting.

        Section 9. Waiver of Notice. A director may waive in writing any notice required by these Bylaws, provided that the waiver must be signed by the director entitled to the notice and must be filed with the minutes or corporate records. A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless the director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

        Section 10. Quorum and Voting. A majority of the number of directors then in office shall constitute a quorum for the transaction of business, provided that at no time shall a quorum consist of fewer than one-third (1/3) of the number of directors then prescribed. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors. A director who is present at a meeting of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (i) the director objects at the beginning of the meeting (or promptly upon his or her arrival) to holding the meeting or transacting business at the meeting; (ii) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (iii) the director delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

        Section 11. Telephone Meetings. Any or all directors may participate in a meeting of the Board of Directors by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting may simultaneously hear each other during the meeting, and participation in such a meeting shall constitute presence in person at such a meeting.

        Section 12. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if all directors consent to taking such action without a meeting. The affirmative vote of the number of directors that would be necessary to authorize or take such action at a meeting is the act of the Board of Directors. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each director in one (1) or more counterparts, and indicating each director's vote or abstention on the action, and such written consent or consents shall be included in the minutes or filed with the corporate records reflecting the action taken. Any action taken under this section shall be effective when the last director signs the consent, unless the consent specifies a different effective date. A consent effected as provided in this section shall have the effect of a meeting vote and may be described as such in any document.

        Section 13. Executive Committee. The Board of Directors, by the vote of a majority of the directors then in office, may create an Executive
Committee of the Board of Directors
consisting of one (1) or more directors, who shall serve at the pleasure of the Board of Directors. Subject to any specific directions or restrictions given by the Board of Directors, the Executive Committee may exercise all the authority of the Board of Directors, except that the Executive Committee may not: (i) authorize distributions to shareholders, except according to a formula or method prescribed by the Board of Directors; (ii) approve or propose to the shareholders action that the Tennessee Business Corporation Act requires to be approved by shareholders; (iii) fill vacancies on the Board of Directors or on any committee of the Board of Directors; (iv) amend the Charter of the Corporation pursuant to the provision of the Tennessee Business Corporation Act allowing the amendment of corporate charters by boards of directors; (v) amend or repeal these Bylaws or adopt new bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (viii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except within limits specifically prescribed by the Board of Directors. So far as applicable, the provisions of Sections 7 through 12 of this Article III shall apply to the Executive Committee as well as to the Board of Directors. The Executive Committee shall report its acts and proceedings to the Board of Directors at the next following regular meeting of the Board of Directors and at such other time or times as the Board of Directors shall request.

        Section 14. Other Committees. The Board of Directors, by the vote of a majority of the directors then in office, may designate one or more committees of the Board of Directors other than the Executive Committee, each such committee to consist of one (1) or more directors, who shall serve at the pleasure of the Board of Directors. Any such committee, to the extent specified by the Board of Directors, may exercise the authority of the Board of Directors, except that no such committee may exercise any authority forbidden to the Executive Committee by Section 13 of this Article III. So far as applicable, the provisions of Section 13 of this Article III shall apply to each such committee as well as to the Executive Committee, whether or not there is an Executive Committee.

        Section 15. Reliance Upon Information, Opinions, Reports, or Statements. To the full extent allowed by law, a director shall be, in the performance of his or her duties, protected in relying in good faith upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (iii) a committee of the Board of Directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

                                  ARTICLE IV

                                   OFFICERS


        Section 1. General. The Corporation shall have a Chairman of the Board, Vice Chairman of the Board, President and a Secretary, and may have one or more Vice Presidents, a Treasurer, and such other officers as may from time to time be deemed advisable by the Board of Directors, the Chairman of the Board, or the President. Any two (2) or more offices may be held by the same person, except the offices of President and Secretary. The Chairman of the Board shall be the chief executive officer of the Corporation. The Vice Chairman of the Board, President, any Vice President, the Secretary, and the Treasurer shall be appointed by the Board of Directors. Each other officer may be appointed by the Board of Directors, the Chairman of the Board, or the President. Each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of shareholders and until his or her successor has been appointed and qualified, or until his or her earlier death, resignation, or removal. The Chairman of the Board must be a director of the Corporation. Any other officer may be, but is not required to be, a director of the Corporation. Each officer shall have the authority and perform the duties set forth in these Bylaws or, to the extent consistent with these Bylaws, the duties prescribed by the Board of Directors or prescribed by an officer authorized by the Board of Directors to prescribe the duties of other officers.

        Section 2. Resignation. Any officer may resign at any time by delivering notice to the Corporation. A resignation shall be effective when notice thereof is so delivered, unless the notice specifies a later effective date.

        Section 3. Removal. The Board of Directors may remove any officer at any time with or without cause, and any officer appointed by another officer may be removed likewise by such other officer.

        Section 4. Vacancies. Any vacancy occurring in any office for any reason may be filled by the Board of Directors or by an officer having the power of appointment with respect to the office in question.

        Section 5. Reliance Upon Information, Opinions, Reports, or Statements. To the full extent allowed by law, an officer shall be, in the performance of his or her duties, protected in relying in good faith upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the Corporation whom the officer reasonably believes to be reliable and competent in the matters presented; or (ii) legal counsel, public accountants, or other persons as to matters the officer reasonably believes are within the person's professional or expert competence.

        Section 6. Chairman of the Board. The Chairman of the Board, when present, shall preside at all meeting of the Board of Directors. The Chairman of the Board shall also perform such other duties and have such other powers as the Board of Directors shall from time to time prescribe.

        Section 7. Vice Chairman of the Board. The Vice Chairman of the Board shall perform the duties of the Chairman of the Board in the event of the Chairman's inability or refusal to act. The Vice Chairman of the Board shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board, or the President may from time to time prescribe.

        Section 8. President. The President may be, but is not required to be, the chief executive officer of the Corporation. The President shall exercise general supervision over the management of the business and affairs of the Corporation and shall perform such other duties and have such other powers as the Board of Directors, or the Chairman of the Board if he or she is the chief executive officer, shall from time to time prescribe. In the absence of the Chairman of the Board or in the event of his or her inability or refusal to act, the President may perform the duties of the Chairman of the Board, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board.

        Section 9. Vice Presidents. In the absence of the President or in the event of his or her inability or refusal to act, the Vice President, or in the event there is more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their appointment, may perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall also perform such other duties and have such other powers as the Board of Directors or the President, or the Chairman of the Board if he or she is the chief executive officer, may from time to time prescribe.

        Section 10. Secretary and Assistant Secretaries. The Secretary shall, when possible, attend all meetings of the shareholders and all meetings of the Board of Directors, shall prepare or supervise the preparation of minutes of the proceedings of the shareholders, the Board of Directors, and the Executive Committee and other committees, and shall keep such minutes, along with all written consents to action without a meeting, in a book or books devoted to that purpose. The Secretary shall be the officer primarily responsible for authenticating records of the Corporation. The Secretary shall keep a record of the shareholders of the Corporation, arranged alphabetically for class and series, if any, giving the names and addresses of all shareholders and the number of shares held by each, and shall cause such a list as of the appropriate record date to be open for inspection prior to and at any meeting of shareholders, as provided in Section 10 of Article II. The Secretary shall give, or cause to be given, notice of meetings of the shareholders and special meetings of the Board of Directors. The Secretary shall also perform such other duties as are generally performed by a secretary of a Corporation and, in addition, shall perform such other duties and have such other powers as the Board of Directors or the President, or the Chairman of the Board if he or she is the chief executive officer, may from time to time prescribe. Any Assistant Secretary may, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. Each Assistant Secretary shall also perform such other duties and have such other powers as the Board of Directors, the President, the Secretary, or the Chairman of the Board if he or she is the chief executive officer, may from time to time prescribe.

Section 11. Treasurer and Assistant Treasurers. The Treasurer shall have custody of the Corporation's funds and securities, shall keep or cause to be kept full and accurate accounts of receipts and disbursements, and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as ordered by the Board of Directors or by an officer authorized by the Board of Directors so to order, taking proper vouchers for such disbursements, and shall render to the Board of Directors, the Chairman of the Board, and the President an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as are generally performed by a treasurer of a Corporation and, in addition, shall perform such other duties and have such other powers as the Board of Directors or the President, or the Chairman of the Board if he or she is the chief executive officer, may from time to time prescribe. Any Assistant Treasurer may, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties of the Treasurer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Treasurer. Each Assistant Treasurer shall also perform such other duties and have such other powers as the Board of Directors, the President, the Treasurer, or the Chairman of the Board if he or she is the chief executive officer, may from time to time prescribe.


                                  ARTICLE V

                                SHARES OF STOCK

        Section 1. Certificates. Unless the Board of Directors authorizes the issuance of some or all of the shares of the Corporation as uncertificated shares, the shares of the Corporation shall be represented by certificates signed on behalf of the Corporation by the Chairman of the Board, the President, or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary. The certificates shall be in such form as shall be approved by the Board of Directors and shall be numbered and registered in the order issued. Each certificate shall include, as a minimum, the name of the Corporation and that the Corporation is organized under the laws of the State of Tennessee, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, the certificate represents. The name of the person or entity owning the shares, the number of shares, and the date of issue shall be entered in the Corporation's books and on the certificate or its stub. Share certificates exchanged or returned shall be cancelled by the Secretary and placed in their original place in the stock book.

        Section 2. Lost, Destroyed, or Stolen Certificates. The Corporation may issue a new certificate in the place of any certificate previously issued and alleged to have been lost, destroyed, or stolen, on production of such evidence of loss, destruction, or theft as the Board of Directors may require. The Board of Directors may require the owner of such lost, destroyed, or stolen certificate, or his or her legal representative, to provide to the Corporation a bond in such sum as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the Board of Directors, to indemnify the Corporation against any claims, loss, liability, or damage it may suffer on account of issuing a new certificate.

        Section 3. Transfers of Shares. Transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation only as permitted in this section and only by the holder of record thereof, or by his or her duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed with such proof of the authenticity of the signature and of authority to transfer as the Corporation may require. The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable, or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

        Section 4. Voting. The holders of the shares shall be entitled to vote for each share of stock standing in their/its name.

                                  ARTICLE VI

         INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS

        Section 1. General. The Corporation may indemnify any person authorized by the Tennessee Business Corporation Act, as amended, in the manner and to the extent set forth herein.

        Section 2. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any liability asserted against him or incurred by him in any such capacity or arising from his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

                                  ARTICLE VII

                                  FISCAL YEAR


        The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time.

                                 ARTICLE VIII

                                 CORPORATE SEAL

        The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

                                   ARTICLE IX

                                   AMENDMENTS

        These Bylaws may be amended or repealed, and new Bylaws may be adopted, by a majority vote of the Board of Directors or the shareholders.

                       CORRECTIONS CORPORATION OF AMERICA
                                     PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, MAY 13, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               (PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE.)

    The undersigned stockholder(s) of Corrections Corporation of America (the "Company") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoint(s) Doctor R. Crants and Darrell K. Massengale, and each of them, proxies of the undersigned, each with full power of substitution and revocation, and authorize(s) them, or either of them, to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 13, 1997, at 10:00 a.m., local time, at Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee, and any adjournment(s) thereof.

    The Board of Directors recommends a vote "FOR" all of the following proposals:

1. ELECTION OF DIRECTORS:
     [ ] FOR all nominees named                           [ ] WITHHOLD AUTHORITY to vote for all
         (except as marked to the contrary)                   nominees named

  Names of Nominees: Thomas W. Beasley, Doctor R. Crants, William F. Andrews
                Samuel W. Bartholomew, Jr., Jean-Pierre Cuny,
                 R. Clayton McWhorter, Joseph F. Johnson, Jr.

(INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the name of such nominee(s) on the following lines.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued on reverse side)

2. AMENDMENTS TO THE COMPANY'S NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.
   (a) To increase the number of shares of the common stock of the Company available for issuance under the Directors' Plan from 600,000 shares to 900,000 shares.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

  (b) To extend the term for which non-employee directors of the Company are to receive stock options by six (6) years.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

  (c) To allow for the limited transfer of options granted pursuant to the Directors' Plan.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

  (d) To establish a minimum holding period of six months and one day as a prerequisite to the exercise of options granted pursuant to the Directors' Plan.
             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

  (e) To provide for the amendment of the Directors' Plan at the sole discretion of the Company's Board of Directors.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER WHEREBY THE COMPANY WILL CHANGE ITS STATE OF INCORPORATION FROM DELAWARE TO TENNESSEE.
             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

       PLEASE FULLY COMPLETE, DATE, PROPERLY SIGN, AND RETURN THIS PROXY CARD
                                   PROMPTLY.

    This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder(s). If no direction is made, it will be voted in favor of each nominee and each of the proposals.

Date:
      --------------------                        -----------------------------
                                                  Typed or Printed Name(s)

                                                  -----------------------------
                                                  Signature(s)
                                                  -----------------------------
                                                  NOTE: Please date and sign
                                                  exactly as your name appears
                                                  on your stock certificate. If
                                                  more than one owner or joint
                                                  tenancy, each must sign
                                                  personally. When signing as
                                                  attorney, executor,
                                                  administrator, trustee,
                                                  guardian, etc., give full
                                                  title as such. The proxy shall
                                                  be deemed a grant of authority
                                                  to vote.